As filed with the Securities and Exchange Commission on November 2, 2026

1933 Act Registration No. 333-200933

1940 Act Registration No. 811-23013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 733	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 736	☒

(Check appropriate box or boxes)

GOLDMAN SACHS ETF TRUST

(Exact Name of Registrant as Specified in Charter)

200 West Street

New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-1000

ROBERT GRIFFITH, ESQ.

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.

ALLISON M. FUMAI, ESQ.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Shares of the Goldman Sachs International Equity ETF

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus dated November 2, 2026

Subject to Completion

Prospectus

[    ], 2026

GOLDMAN SACHS ETF TRUST

⬛	Goldman Sachs International Equity ETF

∎	[ ]: [ ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs International Equity ETF—Summary

Ticker: [    ]   Stock Exchange: [    ]

INVESTMENT OBJECTIVE

The Goldman Sachs International Equity ETF (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]%
Distribution and Service (12b-1) Fee	[ ]%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (“Net Assets”) in equity securities issued by non-U.S. companies. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries not including the United States and may invest in securities economically tied to emerging market countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Australia, Japan and New Zealand. In addition, the Fund may also invest in the securities of issuers located in emerging countries. The Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

The Fund’s investments are selected using an investment philosophy and a valuation discipline designed to identify what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. The Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process. No one factor or consideration is determinative in the stock selection process. The Investment

Adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital.

The Fund may also invest in exchange-traded futures, cash and cash equivalents for the efficient management of cash flows.

The Investment Adviser measures the Fund’s performance against the MSCI EAFE Index (Net, USD, Unhedged).

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED FUNDS.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

European Investment Risk. The Fund is more exposed to the regulatory, economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse regulatory, economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. While the EU-UK Trade and Cooperation Agreement governs certain aspects of the EU’s and UK’s relationship following the UK’s withdrawal from the EU (“Brexit”), the full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments.

Foreign Custody Risk.  The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often underdeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social

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disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investments in more developed countries.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of companies in comparison to other funds. This relatively small number of issuers may subject the Fund to greater risks, because a decline in the value of any single investment held by the Fund may adversely affect the Fund’s overall value more than it would affect that of a fund holding a greater number of investments.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on [ ] (the “Exchange”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.

Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund’s Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen.”

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Seed Investor Risk. GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s Shares.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

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PERFORMANCE

Because the Fund had not yet commenced investment operations as of the date of the Prospectus, there is no performance information quoted for the Fund. Once available, the Fund’s performance information will be available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund.

Portfolio Managers: Alexis Deladerrière, CFA, Managing Director; Raj Garigipati, Managing Director; and Abhishek Periwal, Managing Director, have managed the Fund since [     ].

BUYING AND SELLING FUND SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (“Net Assets”) in equity securities issued by non-U.S. companies. An equity security represents an ownership interest, or the right to acquire an ownership interest, in an issuer. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries not including the United States and may invest in securities economically tied to emerging market countries. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Australia, Japan and New Zealand. In addition, the Fund may also invest in the securities of issuers located in emerging countries. The Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

In determining whether an issuer is economically tied to a country other than the United States, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in a country other than the United States;
⬛	Has its principal office in a country other than the United States;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more countries other than the United States;
⬛	Maintains 50% or more of its assets in one or more countries other than the United States; or
⬛

Is otherwise determined to be economically tied to a country other than the United States by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency.

Although the Investment Adviser may rely on these classifications, it is not required to do so.

The Fund’s investments are selected using an investment philosophy and a valuation discipline designed to identify what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. The Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process. No one factor or consideration is determinative in the stock selection process. The Investment Adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital.

The Fund may hold cash and cash equivalents. The Fund may also invest in exchange-traded futures for the efficient management of cash flows.

The Investment Adviser measures the Fund’s performance against the MSCI EAFE Index (Net, USD, Unhedged), a free float-adjusted market capitalization index that is designed to measure the equity market performance of large and mid capitalization segments of developed markets, excluding the U.S. and Canada.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates

5

of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED FUNDS.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

GSAM serves as investment adviser to the Fund. GSAM is referred to in the Prospectus as the “Investment Adviser.”

GSAM Fundamental Equity Team’s Investment Approach

GSAM believes that fundamental, bottom-up research combined with a disciplined investment process is essential for seeking to generate attractive performance over the long-term.

The team’s investment process for the Fund involves: (1) conducting in-depth company research and assessing overall business quality; (2) performing in-depth valuation analysis to identify companies which we believe are trading at a substantial discount to their intrinsic value and where our estimate of cash flow or earnings is significantly different from the market; and (3) constructing a portfolio that reflects the investment team’s current research views.

The GSAM Fundamental Equity Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the GSAM Fundamental Equity team may consider include, but are not limited to, cash flows, balance sheet leverage, return on invested capital, industry dynamics, earnings quality and profitability. The GSAM Fundamental Equity team may integrate ESG factors alongside traditional fundamental factors as part of its fundamental research process to seek to assess overall business quality and valuation, as well as potential risks. ESG factors that the GSAM Fundamental Equity team may consider include, but are not limited to, carbon intensity and emissions profiles, community impact, governance practices and board structure. The identification of a risk related to an ESG factor will not necessarily exclude a particular security or sector that, in the GSAM Fundamental Equity team’s view, is otherwise suitable and attractively priced for investment, and the GSAM Fundamental Equity team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. GSAM Fundamental Equity team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

As stakeholders, the Fund has a vested interest in helping the companies in which it invests unlock value by improving corporate practices and being thoughtful stewards of capital. As part of its focus on long-term, active ownership, the Investment Adviser may, in certain circumstances, use proxy voting and engagement as some of the tools available to encourage positive corporate decision making and productive change, where possible.

GSAM’s Tax Management Process

In managing the Funds, the Investment Adviser may incorporate tax considerations into its investment process. Specifically, the GSAM portfolio management team may employ tax management overlay strategies to seek tax efficiency for each Fund and its shareholders. These strategies generally seek to minimize taxable capital gain distributions to shareholders and include:

⬛	Use of a Fund’s in-kind redemption mechanism to effect changes to the portfolio.
⬛	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carryforward positions.

There is no guarantee that such tax management overlay strategies will be effective or will materially reduce the amount taxable capital gains distributed by a Fund to shareholders, and such strategies may adversely impact the Fund’s pre-tax performance.

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INVESTMENT MANAGEMENT APPROACH

ADDITIONAL BENCHMARK INFORMATION

References in the Prospectus to a Fund’s Regulatory or Performance Benchmark (or any other benchmark) are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed or a particular Fund’s risk characteristics.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Investment Strategies and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective.

The Fund may be subject to additional limitations on its investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s most recently filed Form N-CSR (when available). For more information about these and other investment practices and securities, see Appendix A.

On each business day, before commencement of trading in Fund Shares on [ ] (the “Exchange”), the Fund will disclose on its website (am.gs.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

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10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.

Goldman Sachs International Equity ETF
Investment Practices

Borrowings	33 1⁄3

Cross Hedging of Currencies	•

Custodial Receipts and Trust Certificates	•

Direct Equity Investment	•

Equity, Index and Currency Swaps	•

Foreign Currency Transactions (including forward contracts)	•

Futures Contracts and Options and Swaps on Futures Contracts	•

Illiquid Investments*	15

Initial Public Offerings (“IPO”)	•

Investment Company Securities (including ETFs)**	10

Options on Foreign Currencies[1]	•

Options[2]	•

Preferred Stock, Warrants and Stock Purchase Rights	•

Repurchase Agreements	•

Securities Lending	33 1⁄3

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*

Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

**

This percentage limitation does not apply to the Fund’s investments in other investment companies where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.

[1]	The Fund may purchase and sell call and put options on foreign currencies.
[2]	The Fund may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.

8

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.

Goldman Sachs International Equity ETF
Investment Securities

American, European, and Global Depository Receipts	•

Bank Obligations[1]	•

Cash Equivalent and Short-Term Investments	•

Commercial Paper	•

Convertible Securities[2]	•

Emerging Country Securities	•

Equity Investments	80+

Fixed Income Securities	20

Foreign Securities	•

IPOs	•

Other Investment Companies (including ETFs)	•

Preferred Stock, Warrants and Rights	•

Pre-IPO Investments (including late-stage private equity securities)	•

Special Purpose Acquisition Companies (“SPACs”)	•

Structured Securities (which may include credit linked notes)[3]	•

Temporary Investments	33 1⁄3

U.S. Government Securities[3]	•

[1]	Limited by the amount the Fund invests in fixed income securities.
[2]	The Fund uses the same rating criteria for convertible and non-convertible debt securities.
[3]	Structured securities are not subject to the same minimum credit quality requirement as the Fund’s investments in fixed income securities.

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Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

✓	Principal Risk
•	Additional Risk

Goldman Sachs International Equity ETF

Absence of Active Market Risk	•

Asian Investment Risk	•

Authorized Participant Concentration	•

Cash Transactions Risk	•

Credit/Default Risk	•

Currency Risk	•

Depositary Receipts Risk	•

Derivatives Risk	•

Emerging Countries Risk	•

ESG Integration Risk	•

European Investment Risk	✓

Foreign Custody Risk	•

Foreign Risk	✓

Geographic Risk	•

Investment Style Risk	•

Investments in ETFs Risk	•

Initial Public Offering (“IPO”) Risk	•

Issuer Concentration Risk	✓

Large Shareholder Risk	✓

Management Risk	•

Market Risk	✓

Market Trading Risk	✓

Non-Diversification Risk	✓

Seed Investor Risk	✓

SPACs Risk	•

Stock Risk	✓

Valuation Risk	✓

⬛

Absence of Active Market Risk—There can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in the Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. ALPS Distributors, Inc., the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares. Market makers and authorized participants may be less willing to create or redeem Fund Shares if there is a lack of an active market for the Shares or its underlying investments, which may also contribute to the Fund’s Shares trading at a premium or discount to NAV.

10

RISKS OF THE FUND

⬛

Asian Investment Risk—Investing in certain Asian issuers may involve a higher degree of risk and special considerations not typically associated with investing in issuers from more established economies or securities markets. Many Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically encountered political uncertainty, corruption, military intervention, social unrest and regional armed conflict. Examples include territorial disputes with China, ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan and between North Korea and South Korea, and insurgencies in the Philippines.

⬛

Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with the Fund, and the Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. Authorized Participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

⬛

Cash Transactions Risk—Unlike certain ETFs, the Fund effects its redemptions partially for cash, rather than entirely for in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund currently intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

⬛

Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.

⬛

Currency Risk—Changes in currency exchange rates may adversely affect the value of the Fund’s securities denominated in foreign currencies. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Fund does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Fund may from time to time attempt to hedge all or a portion of its currency risk using a variety of techniques, including currency futures, forwards and options. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument. For certain emerging market currencies, suitable hedging instruments may not be available.

⬛

Depositary Receipts Risk—Foreign securities may trade in the form of Depositary Receipts. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The Fund will not invest in any

11

Depositary Receipts that the Investment Adviser deems to be illiquid or for which pricing information is not readily available. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
⬛

Derivatives Risk—The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.

Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.

⬛

Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. These risks may be greater for frontier markets. For more information about these risks, see Appendix A.

⬛

ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. The process for conducting ESG assessments and implementation of ESG views in client/fund portfolios, including the format and content of such analysis and the tools and/or data used to perform such analysis, may also vary among the Investment Adviser’s portfolio management teams.

12

RISKS OF THE FUND

While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
⬛

European Investment Risk—Adverse regulatory, economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. While the EU-UK Trade and Cooperation Agreement governs certain aspects of the EU’s and UK’s relationship following the UK’s withdrawal from the EU (“Brexit”), the full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments.

⬛

Foreign Custody Risk—The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging countries are very often under-developed and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

⬛

Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets and could negatively impact the value of the Fund’s investments.

The Fund’s investments in foreign securities may also be subject to foreign currency risk, as described above, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.

13

⬛

Geographic Risk—If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

⬛

Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors and may not increase in price as initially expected.

⬛

Investments in ETFs Risk—The Fund may also invest directly in affiliated and/or unaffiliated ETFs. The Fund’s investments in these ETFs will be subject to limitations and/or conditions prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder.

⬛

IPO Risk—The market value of shares issued in an IPO will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

⬛

Issuer Concentration Risk—The Fund’s portfolio may be comprised of a relatively small number of companies in comparison to other funds. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

⬛

Large Shareholder Risk—Certain large shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. Similarly, large Fund share purchases through an authorized participant may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

⬛	Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
⬛

Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments, countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade,

14

RISKS OF THE FUND

sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛

Market Trading Risk—The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities in the Fund’s portfolio trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than Shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund.

An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to the Fund’s NAV and that discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.

Shares of the Fund, like other publicly traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility with being sold short.

⬛

Non-Diversification Risk—The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

⬛

Seed Investor Risk—GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem all or part of their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. The timing of a redemption by a seed investor could benefit the seed investor. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including by reducing the Fund’s liquidity, causing the Fund to realize gains that will be distributed and taxable to remaining shareholders and increasing the Fund’s transaction costs. A large redemption may also have a material upward or downward effect on the market price of the Fund’s Shares.

⬛

SPACs Risk—The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money

15

market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders (unless such shareholders approve alternative arrangements), and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) an investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger; (ix) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.
⬛

Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

⬛

Valuation Risk—The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

16

Tax Advantaged Product Structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund, like shares of certain other ETFs, have been designed to be redeemed principally or partially in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, as applicable, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed. There is no guarantee that these tax advantages will be realized or will materially reduce the amount of taxable capital gains distributed by the Fund to shareholders.

17

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Goldman Sachs International Equity ETF
200 West Street
New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of [    ], GSAM, including its investment advisory affiliates, had assets under supervision of approximately $[  ] trillion.

The Investment Adviser is responsible for the day-to-day management of the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates with respect to managing certain portfolio securities. In addition, the Investment Adviser has access to proprietary tools developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved:

⬛

Supervises non-advisory operations of the Fund, including oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law.

⬛	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund.
⬛

Arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities.

⬛	Maintains the records of the Fund.
⬛	Provides office space and necessary office equipment and services for the Investment Adviser.
⬛	Markets the Fund.

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

GSAM may manage other funds, accounts, additional pooled vehicles and/or separate accounts that have similar investment strategies to those of the Fund. These funds, pooled vehicles or accounts may perform differently than the Fund despite their similar strategies. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and may employ strategies that are not subject to the same constraints as the Fund.

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SERVICE PROVIDERS

GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem or sell at any time some or all of the Shares acquired for their own accounts.

MANAGEMENT FEE AND OTHER EXPENSES

Pursuant to the Fund’s Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
Goldman Sachs International Equity ETF	[ ]%

The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s first Form N-CSR following its launch.

FUND MANAGERS

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting, selecting the composition of creation and redemption baskets, general oversight of the implementation processes and management of the Fund’s portfolio.

Name and Title	Fund Responsibility	Primarily Responsible	Five Year Employment History
Alexis Deladerrière Managing Director	Portfolio Manager—Goldman Sachs International Equity ETF	Since [ ]	Mr. Deladerrière is the Head of International Developed Markets Equity within the Fundamental Equity team and the portfolio manager for the International Equity ESG and International Equity Income strategies. Mr. Deladerrière joined the Investment Adviser in July 2002 as a research analyst.
Raj Garigipati Managing Director	Portfolio Manager—Goldman Sachs International Equity ETF		Mr. Garigipati joined the ETF Portfolio Management team in 2015. He is the global head of the ETF Portfolio Management team within the Quantitative Equity Solutions team.
Abhishek Periwal Managing Director	Portfolio Manager—Goldman Sachs International Equity ETF	Since [ ]	Mr. Periwal joined the Investment Adviser in 2007. Mr. Periwal is a portfolio manager within the Fundamental Equity team focused on International Equity ESG and International Equity Income Strategies.

For information about portfolio manager compensation, other accounts managed by a portfolio manager and portfolio manager ownership of securities in the Fund, see the SAI.

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of Shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on

19

behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by the Distributor, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.

TRANSFER AGENT, CUSTODIAN AND PROVIDER OF ADMINISTRATIVE SERVICES

The Bank of New York (“BNY”), 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNY has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

BNY is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNY also maintains the Trust’s accounting records. BNY may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNY provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNY provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNY. For its services under the Fund Administration and Accounting Agreement, BNY receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNY is reimbursed for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNY will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNY affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNY also provides certain middle office services to GSAM pursuant to a service agreement.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its

20

SERVICE PROVIDERS

affiliates engage in proprietary trading and advise accounts and funds which have investment objectives, principal investment strategies and/or policies similar or substantially similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in the timing of transactions by accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.

The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

The Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent would receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities.

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Distributions

The Fund pays distributions from its investment income and from net realized capital gains.

Distributions from net investment income, if any, and distributions from net capital gains, if any, are normally declared and paid annually for the Fund. In addition, the Fund may occasionally make a distribution at a time when it is not normally made.

In addition to the net investment income dividends paid annually, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).

Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants (each as described in the Book Entry section below) to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

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Shareholder Guide

BUYING AND SELLING SHARES

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, Shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is [     ]. The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the New York Stock Exchange, the Exchange and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when the Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

GSAM and/or the Distributor (upon direction of the Fund) may make payments to broker-dealers, registered investment advisers or other financial intermediaries (each, a “Financial Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support or purchase of technology platforms/ software and/or reporting systems. GSAM and/or the Distributor (upon direction of the Fund) may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to marketing

23

of the Fund Shares. In addition, GSAM and/or the Distributor may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund Shares. Such payments, which may be significant to the Financial Intermediary, are not made by the Fund. Rather, such payments are made by GSAM and/or the Distributor from their own resources, which may come directly or indirectly in part from management fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the SAI. A shareholder should contact his or her Financial Intermediary’s salesperson or other investment professional for more information regarding any such payments the Financial Intermediary firm may receive from GSAM and/or the Distributor.

NET ASSET VALUE

The Fund generally calculates its NAV as follows:

NAV =	(Value of Assets of the Fund) – (Liabilities of the Fund)
Number of Outstanding Shares of the Fund

The Fund’s NAV per share is generally calculated by the Fund’s provider of administrative services on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ may officially close. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

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SHAREHOLDER GUIDE

Fair valuation involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or sell Fund Shares on the secondary market or purchase or redeem Creation Units through the Fund.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

BOOK ENTRY

DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s Distributor.

A creation transaction, which is subject to acceptance by BNY, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Please note the following with respect to the price at which transactions are processed:

⬛

NAV per Share is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ may officially close. Fund Shares will generally not be priced on any day the New York Stock Exchange is closed.

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⬛

The Trust reserves the right to reprocess creation and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) Authorized Participants accordingly based on the official closing NAV, as adjusted.

⬛	The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit, as otherwise permitted by the SEC.
⬛

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund Shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund Shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to non-corporate shareholders attributable to dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain holding period and other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital. No assurance can be given regarding the future tax character of the Fund’s distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund’s transactions in derivatives (such as futures contracts, options, and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally

27

allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

SALES OF FUND SHARES

Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale, exchange or redemption of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in Shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

OTHER INFORMATION

You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.

Non-U.S. investors are generally subject to U.S. federal withholding tax and may be subject to estate tax with respect to their Fund Shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal withholding tax on distributions of certain qualified interest income and/or short-term capital gains that are reported by the Fund. It is expected that the Fund will generally report short-term gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to qualified interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Withholding of U.S. federal tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Reporting to you and the IRS is required annually on Form 1099-B with respect to not only the gross proceeds of Fund Shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

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Other Information

PREMIUM/DISCOUNT INFORMATION

The Fund has not yet commenced operations as of the date of the prospectus and, therefore, does not have information to report regarding how often the Shares of the Fund traded on [    ] at a price above NAV (i.e., a premium) or below NAV (i.e., a discount). When available, information regarding how often Shares of the Fund traded on [    ] at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at am.gs.com.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on [    ] is satisfied by the fact that the prospectus is available at [    ] upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Investment Adviser may purchase and resell Fund Shares pursuant to the Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

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Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. GENERAL PORTFOLIO RISKS

The Fund is subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights, Depositary Receipts and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. OTHER PORTFOLIO RISKS

Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB—or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by an NRSRO are considered “investment grade.” Securities rated BBB—or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

The Fund may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

The Fund may have credit rating requirements for the securities it buys, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

A security satisfies the Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

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APPENDIX A

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies. The Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and ADRs, GDRs, European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk. The Fund may hold foreign securities and cash with Foreign Custodians. Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover assets if a Foreign Custodian enters bankruptcy. Investments in emerging market countries may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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APPENDIX A

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

Risks of Derivative Investments. The Fund may invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, participation notes, swaps, options on swaps, structured securities and other derivatives relating to foreign currency transactions. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments.

Risks of Illiquid Investments. The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is

33

an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—Net Asset Value.”

Risks of Initial Public Offerings. The Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. The Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by S&P, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

34

APPENDIX A

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛

While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

⬛

Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

⬛

The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

⬛	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps, Index Swaps and Currency Swaps. The Fund may invest in equity swaps, index swaps and currency swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be

35

restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock (or group of stocks). Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock (or group of stocks), as adjusted for interest payments or other economic factors.

The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid, and the Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.

Direct Equity Investment. The Fund may invest in direct equity investments that the Investment Adviser expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the investment restriction on illiquid investments.

In most cases, the Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company.

Direct equity investments in companies in emerging or frontier market countries may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers

36

APPENDIX A

whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments, particularly in emerging or frontier market countries, may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets of financial resources, or they may be dependent on a limited management group.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

37

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may purchase and write (sell) put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting Shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Additionally, to the extent that the Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and

38

APPENDIX A

unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this Prospectus. The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. government securities may be subject to additional risks.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed or received), for temporary or emergency purposes.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative instruments, the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the

39

note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

40

Appendix B

Financial Highlights

Because the Fund had not commenced investment operations as of the end of the Fund’s fiscal year, financial highlights are not available.

41

Goldman Sachs International Equity ETF Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report (when available) you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR (when available), you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).

The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements are available free upon request by calling Goldman Sachs Funds at 1-800-621-2550. You can also access and download the annual and semi-annual reports, SAI and other information such as the Fund’s financial statements free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.

From time to time, certain announcements and other information regarding the Fund may be found at am.gs.com for individual investors and advisers.

To request other information and for shareholder inquiries:

	Shareholders/Authorized Participants	Financial Advisors

⬛ By telephone:	1-800-621-2550	1-800-292-4726

⬛ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606

⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

[ ]	The Trust’s investment company registration number is 811-23013. GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED November 2, 2026

SUBJECT TO COMPLETION

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED [ ], 2026

FUND	PRINCIPAL U.S. LISTING EXCHANGE		TICKER SYMBOL
GOLDMAN SACHS INTERNATIONAL EQUITY ETF	[	]	[	]

(A Portfolio of Goldman Sachs ETF Trust)

Goldman Sachs ETF Trust

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Goldman Sachs International Equity ETF (the “Fund”), dated [ ], 2026, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling 1-800-621-2550 or writing to Goldman Sachs Funds, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606.

The Fund’s financial information (when available) may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550.

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser 200

West Street New York,

New York 10282

THE BANK OF NEW YORK

Transfer Agent

240 Greenwich Street

New York, New York 10286

ALPS DISTRIBUTORS, INC.

Distributor

1290 Broadway, Suite 1000

Denver, Colorado 80203

Toll-free (in U.S.) 1-800-621-2550 (for Shareholders/Authorized Participants) or 1-800-292-4726 (for Financial Advisors).

INTRODUCTION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by an Agreement and Declaration of Trust dated December 16, 2009. The following series of the Trust is described in this SAI: Goldman Sachs International Equity ETF. The Fund is actively managed and does not seek to track a specified index.

The Trustees of the Trust have authority under the Declaration of Trust to create and classify Shares of the Trust into separate series. Pursuant thereto, the Trustees have created the Fund and other series. Additional series may be added in the future from time to time. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Fund. In addition, ALPS Distributors, Inc. (“ALPS” or the “Distributor”) serves as the Fund’s distributor, and The Bank of New York (“BNY” or the “Transfer Agent”) serves as the Fund’s transfer agent. The Fund’s custodian is BNY, which also provides administrative services to the Fund.

The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objectives and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder Guide” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The Shares of the Fund are anticipated to be approved for listing and trading on [ ] (the “Exchange”), subject to notice of issuance. The Shares trade on the Exchange at prices that may differ from their net asset value (“NAV”). There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares; (2) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “Act”); (3) the Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor may disseminate through the facilities of the Consolidated Tape Association, or through other widely disseminated means an “intra-day indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust, GSAM, and their affiliates, are not responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs.

The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

The Trust reserves the right to adjust the Share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

The base and trading currencies of the Fund are the U.S. dollar. The base currency is the currency in which the Fund’s NAV per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

INVESTMENT OBJECTIVES AND POLICIES

The Fund has a distinct investment objective and policies. The investment objective of the Fund is to seek long-term capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is a non-diversified series of an open-end management company as defined in the Act. The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase (“Net Assets”)) in the particular type of investment suggested by its name.

The Fund offers and issues Shares at its NAV per Share only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any. Shares are redeemable by the Fund only in Creation Units and generally in exchange for securities and/or instruments together with a specified cash payment, if any. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of Shares.

The Fund is an active ETF, which is a fund that trades like other publicly-traded securities and is actively managed and does not seek to replicate the performance of a specified index.

The investment objective and policies of the Fund are similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than other similar funds, and there is no guarantee that the investment results of the Fund will be comparable to any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “CREATIONS AND REDEMPTIONS” section below.

To the extent the Fund invests in commodity interests, it intends to do so in reliance on an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore would not be subject to registration or regulation as a CPO under the CEA.

General Information Regarding The Fund

The Investment Adviser may purchase common stocks, preferred stocks, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, interests in master limited partnerships (“MLPs”), shares of other investment companies (including exchange-traded funds (“ETFs”)), warrants, stock purchase rights and synthetic and derivative instruments (such as futures contracts and options and swaps on futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

The Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within major investment regions, including Asia and the United States. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments are evaluated based on three key factors—business, management and valuation. The Investment Adviser ordinarily seeks securities of issuers that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value, relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to ensure that deviations from the benchmark are justifiable. Additionally, although the focus is bottom-up, the Investment Adviser still considers the macro factors affecting various countries from the view of the individual investor.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

The investment securities and practices and related risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Bank Obligations

The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Fund may invest in deposits in U.S. and European banks.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable) (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper and Other Short-Term Corporate Obligations

The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that the Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.

Custodial Receipts and Trust Certificates

The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Derivatives and Similar Instruments

The Fund may invest in derivatives and similar instruments discussed elsewhere in this SAI. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements. Pursuant to Rule 18f-4 under the Act, the Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements if the Fund is a fund that does not qualify as a “limited derivatives user” under Rule 18f-4 (“Full Compliance Fund”). The Trust has also adopted and implemented a derivatives risk management program (the “DRMP”) to, among other things, manage the risks associated with the use of derivatives and these other transactions for series of the Trust that are Full Compliance Funds. The Board of Trustees has approved the designation of personnel from GSAM to administer the DRMP for the Full Compliance Funds. With respect to series of the Trust that qualify as “limited derivatives users” under Rule 18f-4 (each, an “LDU Fund”), the Trust has adopted and implemented policies and procedures to manage an LDU Fund’s derivatives risks. An LDU Fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.

Similar to bank borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. Mutual funds can borrow money from banks and other financial institutions, subject to certain asset coverage limits. The amount of indebtedness from bank borrowings may not exceed one-third of the Fund’s total assets (including the amount borrowed). If the Fund uses reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund must either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of indebtedness associated with any bank borrowings, if applicable, when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions subject to the leverage limits under Rule 18f-4.

In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.

From time to time, the Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, the Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and the Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.

Equity Investments

The Fund may purchase equity investments. In addition, after its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. The Fund may also acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Equity-Linked Structured Notes

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Foreign Investments

The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Fund or the Investment Adviser. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and the Fund could be subject to substantial losses. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (the “Treasury” or “U.S. Treasury”).

In addition, from time to time, certain of the companies in which the Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, the Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), Global Depositary Notes (“GDNs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. GDNs are issued by a bank or other depository and evidence ownership of a debt security denominated in local currency. GDNs generally mirror the terms (e.g., interest rate, maturity date, credit rating, etc.) of particular local currency-denominated bonds, though they are traded, settled and paid in U.S. dollars.

To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Emerging Countries

Emerging Markets Equity Securities. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as stringent, extensive and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Fund, may be subject to risks associated with less stringent accounting oversight.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.

The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Market Characteristics. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of the Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

The Fund may invest in issuers located in former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, because of ongoing regional armed conflict in Europe, including a large-scale invasion of Ukraine by Russia in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.

Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to certain restrictions which require governmental consent or prohibit repatriation entirely for a period of time, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.

The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts for investment and speculative purposes, as well as for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Financial futures contracts used by the Fund may include interest rate futures contracts. The Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts utilized have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, the Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser may attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs and require posting margin.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to categorize the Fund’s portfolio investments and identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Volatility and Variance Swaps, Inflation and Inflation Asset Swaps, Correlation Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Fund may enter into interest rate, credit, total return, equity, mortgage and currency swaps. The Fund may also enter into interest rate caps, floors and collars. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Fund may enter into index swaps, volatility and variance swaps, inflation and inflation asset swaps and correlation swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin by making payments to their clearing member FCMs.

Index swaps involve the exchange by the Fund with another party of payments based on a notional principal amount of a specified index or indices. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Fund may each agree to pay the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a reference instrument over a stated period of time. Volatility swaps can be used to adjust the volatility profile of the Fund. For example, the Fund may buy a volatility swap to take the position that the reference instrument’s volatility will increase over a stated period of time. If this occurs, the Fund will receive a payment based upon the amount by which the realized volatility level of the reference instrument exceeds an agreed upon volatility level. If volatility is less than the agreed upon volatility level, then the Fund will make a payment to the counterparty calculated in the same manner. A variance swap is an agreement between two parties to exchange cash payments based on changes in the variance of a reference instrument over a stated period of time. Volatility is the mathematical square root of variance, and variance swaps are used for similar purposes as volatility swaps.

An inflation swap is an agreement between two parties in which one party agrees to pay the cumulative percentage increase in a reference inflation index (e.g., the Consumer Price Index) and the other party agrees to pay a compounded fixed rate over a stated period of time. In an inflation asset swap, the reference instrument is a bond with a value that is tied to inflation (e.g., Treasury Inflation-Protected Security) and one party pays the cash flows from the reference instrument in exchange for a payment based on a fixed rate from the other party. The Fund may enter into inflation swaps and inflation asset swaps to protect the Fund against changes in the rate of inflation.

A correlation swap is an agreement in which two parties agree to exchange cash payments based on the correlation between specified reference instruments over a set period of time. Two assets would be considered closely correlated if, for example, their daily returns vary in similar proportions or along similar trajectories. For example, the Fund may enter into correlation swaps to change its exposure to increases or decreases in the correlation between prices or returns of different Fund holdings.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, mortgage and equity swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, mortgage and equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, mortgage or equity swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.

In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

The Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in swaps.

Investing in Asia

Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis– increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to the Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which the Fund is invested and, as a result, may result in adverse consequences to the Fund.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of the Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect the Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect the Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Investing in Bangladesh. Bangladesh is facing many economic hurdles, including weak political institutions, poor infrastructure, lack of privatization of industry, and unemployment. Confrontational tendencies in Bangladeshi politics, including violent protests, raise concerns about political stability and could weigh on business sentiment and capital investment. Inadequate investment in the power sector has led to electricity shortages which continue to hamper Bangladesh’s business environment. Many Bangladeshi industries are dependent upon exports and international trade and may demonstrate high volatility in response to economic conditions abroad.

Bangladesh’s developing capital markets rely primarily on domestic investors. The 2010-2011 overheating of the stock market and subsequent correction underscored weaknesses in capital markets and regulatory oversight.

Bangladesh is located in a part of the world that has historically been prone to natural disasters such as monsoons, earthquakes and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Bangladesh’s economy.

Although the Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on the Fund.

Investing in Central and South American Countries may invest in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence.

Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements.

Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Eastern Europe

The Fund may invest in issuers located in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Where the Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.]

Investing in Europe

The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, on January 31, 2020, the United Kingdom withdrew from the EU (“Brexit”). Effective May 1, 2021, the EU-UK Trade and Cooperation Agreement (“TCA”) governs certain aspects of the EU’s and United Kingdom’s relationship. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. The impact of Brexit on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. The longer term economic, legal, political, regulatory and social framework between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty in both the United Kingdom and in wider European markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The extent of the impact of Brexit and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of the Fund’s investments.

Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investing in Frontier Countries

In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries,” investments in frontier countries present additional risks. Frontier market countries are generally considered to be more developed than the least developed countries but are smaller, less liquid and more risky than emerging market countries. Frontier market countries typically have less accessible capital markets than emerging market countries. As a result, the risks of investing in emerging market countries may be magnified in frontier market countries. Frontier markets include, but are not limited to, countries such as Bangladesh, Vietnam, Morocco, Nigeria and Romania. Frontier markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than emerging markets. Investments in frontier markets may also be subject to a greater risk of loss than investments in emerging markets. Frontier markets may have less uniformity in accounting and reporting requirements, unreliable securities valuation, government ownership or control of parts of the private sector and of certain companies, and greater risks associated with the custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets. In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities from being voted, or from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from one day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. Additionally, in certain countries, the block cannot be removed.

Investments in Unseasoned Companies

The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, the Fund attempts to increase its net investment income. For additional information about the Fund’s securities lending activities for the most recent fiscal year, if any, see the section of this SAI titled “SECURITIES LENDING”.

Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations to return the loaned securities on demand or at the end of the agreed loan period.

With respect to loans that are collateralized by cash, the Fund may reinvest that cash in short-term investments (generally, by investing in the Goldman Sachs Financial Square Government Fund) and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects the Fund to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investment funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If the Fund were to receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.

For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. Although the Fund will not have the right to vote its loaned securities during the period of the loan, the Fund may attempt to recall a loaned security in anticipation of a vote if it desires to do so. A recall involves the termination of the securities loan. The Fund will have the right to terminate a securities loan at any time and if the Fund does so, it is entitled to receive the loaned securities within the normal and customary settlement time for securities transactions. While certain Goldman Sachs Funds (e.g., those managed by the Fundamental Equity Team) generally will seek to recall a loaned security for the purpose of voting, other Goldman Sachs Funds (e.g., those managed by the Quantitative Investment Strategies and Quantitative Equity Strategies Teams) generally will not seek to recall a loaned security for the purpose of voting. If the Fund attempts to recall a loaned security, there is no guarantee that any such recall request will be satisfied in time for the Fund to vote the shares in question.

Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. The Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending also subjects the Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to the Fund that loans non-U.S. securities. In addition, the Fund bears the risk that the value of the securities on loan will increase while they are on loan, or that the value of the collateral will decline during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. The Fund also bears the risk that a borrower may fail to return loaned securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, the Fund may also lose its rights in the collateral. The Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities (including voting the loaned securities in question). If the Fund is not able to recover the loaned securities, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities or terminate a loan of securities to a particular borrower, the creditworthiness of the borrower will be considered and monitored throughout the period of the loan. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).

The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as the Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectus regarding investing in fixed income securities and cash equivalents.

The Board of Trustees has approved the Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto.

For its services, the securities lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. The Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under the Fund’s securities lending program, subject to certain conditions.

Non-Diversified Status

Because the Fund is “non-diversified” under the Act, the Fund is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

Options on Securities and Securities Indices and Foreign Currencies

Writing and Purchasing Call and Put Options on Securities and Securities Indices. The Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. The Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date.

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

The Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities or other instruments. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If the Fund as a call option writer is unable to effect a closing purchase transaction in a secondary market, it must sell the underlying currency (or security quoted or denominated in that currency) to the purchaser of the option if the option is exercised.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the relevant clearinghouse inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Writing and Purchasing Call and Put Options on Currency. The Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, the Fund may purchase call options on currency to seek to increase total return.

A currency call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return. The Fund may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund must sell the underlying securities to the purchasers of the options if the options are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Pooled Investment Vehicles

The Fund may invest in securities of pooled investment vehicles including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Fund. Additionally, if the Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

The Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

Preferred Stock, Warrants and Stock Purchase Rights

The Fund may invest in preferred stock, warrants and stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Real Estate Investment Trusts

The Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Indian Tax Risks Associated with Investing in REITs. The Indian Income-tax Act, 1961 (“IT Act”) has been amended by the Finance Act of 2020 to tax the distributions made by REITS, out of the dividends received, in the hands of the unit holders. Earlier, a company distributing dividends to a REIT, was not liable to pay dividend distribution tax on such dividends, subject to the satisfaction of certain conditions. Such dividends were considered a pass through income for the REIT and the distributions made by the REIT to the unit holders from such dividends was also exempt from tax in the hands of the non-resident unit holders. Pursuant to the Finance Act of 2020, the dividend distribution tax has been abolished. Accordingly, under the amended IT Act, a company distributing dividends to a REIT would not be liable to pay dividend distribution tax irrespective of the satisfaction of any condition. However, the amended IT Act provides that though such dividend income would continue to be treated as pass through income for the REIT, the distributions made from such dividends by the REITs may be taxed in the hands of the unit holders (i.e. investors) in the REIT depending on the taxation regime adopted by the investee company (i.e., in case the investee company opts for new tax regime and pays taxes at lower rate, then dividend distributed by such company is taxable in the hands of investors of REITs). The REITs inform the investors regarding the taxability of dividend income, and also withholds taxes at source prior to remittance of dividend to the investors. This may have a bearing on the returns of a Fund from investments in Indian REITs.

Repurchase Agreements

The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest. Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.

The Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933 (the “1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.

Risks of Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Act which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.

Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Temporary Investments

The Fund may, for temporary defensive purposes, invest a certain amount of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

U.S. Government Securities

The Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in these participations.

The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.

The high and rising national debt may adversely impact the U.S. economy and securities in which the Fund may invest. Moreover, the total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

Inflation Protected Securities. Certain Funds may invest in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations, which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such IPS that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Warrants and Stock Purchase Rights

The Fund may invest in warrants or stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The Fund has no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)

Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries).

(2)	Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

(3)

Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of thirteen Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established four standing committees — Audit, Governance and Nominating, Compliance and Risk Oversight, and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of [ ], 2026 is set forth below.

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver 1951	Chair of the Board of Trustees	Since 2024	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).	[ ]	None

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Chair of the Board of Trustees—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Cheryl K. Beebe 1955	Trustee	Since 2021	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, Hanes Brands Inc. (a multinational clothing company) (2020–2023); Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).	[ ]	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

			Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund and Innovator ETFs® Trust.	[ ]	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Dwight L. Bush 1957	Trustee	Since 2024	The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017); a Member of the Board of Directors of Santander Bank, N.A. (2018–2019); and a Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021–2025). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Kathryn A. Cassidy 1954	Trustee	Since 2024	Ms. Cassidy is retired. Formerly, she was Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–2025). Ms. Cassidy was also Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

John G. Chou 1956	Trustee	Since 2024	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company).	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Joaquin Delgado 1960	Trustee	Since 2024	Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).	[ ]	Stepan Company (a specialty chemical manufacturer)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Eileen H. Dowling 1962	Trustee	Since 2024	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.	[ ]	None

Lawrence Hughes 1958	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York

Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016). Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

				[ ]	None

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John F. Killian 1954	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).	[ ]	Consolidated Edison, Inc. (a utility holding company)

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Steven D. Krichmar 1958	Trustee	Since 2021	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990–2001).	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Michael Latham 1965	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener 1954	Trustee	Since 2015	Mr. Stranghoener is retired. Formerly, he was Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–2024); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); and Interim Chief Executive Officer (2014), Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Brian J. Wildman 1963	Trustee	Since 2026	Mr. Wildman is currently an Independent Business Consultant (2025–Present). Formerly, he was President, Timothy Financial Counsel Inc. (a financial planning firm) (2019–2024); and Executive Vice President, Consumer Banking and Director (2016–2019) and Chief Risk Officer (2013–2016), MB Financial Bank.	[ ]	None

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

James A. McNamara* 1962	President, Principal Executive Officer and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998).	[ ]	None

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
President, Principal Executive Officer and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of June 30th following (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of [ ], 2026, Goldman Sachs ETF Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Trust II consisted of [ ] portfolios; Goldman Sachs ETF Trust II consisted of [ ] portfolios; and Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of [ ], 2026 that led the Board to conclude that such individual should serve as a Trustee.

Gregory G. Weaver. Mr. Weaver has served as a Trustee and Chair of the Board since 2024. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015–2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2021 and was formerly Chair of the Board of Trustees from 2022 to 2024. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of Hanes Brands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications, global supply chain functions and information technology. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Dwight L. Bush. The Honorable Dwight Bush has served as a Trustee since 2024. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee, and as Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2024. Previously, she was a member of the Board of Directors for Vertical Aerospace Ltd., a publicly traded aerospace and technology company (2021–2025), where she served as Chair of the Audit Committee. Ms. Cassidy also held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou. Mr. Chou has served as a Trustee since 2024. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002–2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.

Joaquin Delgado. Dr. Delgado has served as a Trustee since 2024. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Eileen H. Dowling. Ms. Dowling has served as a Trustee since 2024. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007–2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2021. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2021. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, he was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar has served as a Trustee of the Trust since 2021. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit

Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2015. Mr. Latham is retired. Mr. Latham has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2015 and was formerly Chairman of the Board of Trustees from 2017 to 2022. Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Brian J. Wildman. Mr. Wildman has served as a Trustee of the Trust since 2026. He is currently an independent business consultant. From 2019–2024, he was the President of Timothy Financial Counsel Inc., a financial planning firm. From 2016–2019, Mr. Wildman served as Executive Vice President, Consumer Banking and Director of MB Financial Bank. From 2013–2016, Mr. Wildman served as MB Financial Bank’s Chief Risk Officer and was responsible for Risk Management. Prior to 2013, he was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008–2022. Based on the foregoing, Mr. Wildman is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee, President and Principal Executive Officer of the Trust since 2014. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of [ ], 2026 is set forth below.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 1962	President, Principal Executive Officer and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998).

President, Principal Executive Officer and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 1968	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)	Managing Director, Goldman Sachs (November 2015–Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Jessica Moran 200 West Street New York, NY 10282 1984	Chief Compliance Officer	Since 2023	Vice President, Goldman Sachs (April 2017–Present).

Chief Compliance Officer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 1983	Assistant Treasurer	Since 2014	Vice President, Goldman Sachs (January 2013–Present).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 1970	Assistant Treasurer	Since 2019	Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 1969	Assistant Treasurer	Since 2019	Vice President, Goldman Sachs (February 2010–Present).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Elaine Leung 30 Hudson Street Jersey City, NJ 07302 1974	Assistant Treasurer	Since 2023	Vice President, Goldman Sachs (January 2021–Present); and Associate, Goldman Sachs (March 2014–December 2020).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 1975	Assistant Treasurer	Since 2019	Vice President, Goldman Sachs (October 2017–Present); Tax Director, The Raine Group LLC (August 2015–October 2017); and Tax Director, Icon Investments LLC (January 2012–August 2015).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Christopher Bradford 200 West Street New York, NY 10282	Vice President	Since 2026

Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Anney Chi 200 West Street New York, NY 10282 1983	Vice President	Since 2022	Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Ryan Seber 200 West Street New York, NY 10282 1989	Vice President	Since 2025	Vice President, Goldman Sachs (2017–Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Alyson Shupe 200 West Street New York, NY 10282 1986	Vice President	Since 2024	Managing Director, Goldman Sachs (December 2023–Present); Head of Product Strategy (U.S. Advisor & Latin America), J.P. Morgan Asset Management (August 2018–December 2023).
Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Michael Twohig 200 West Street New York, NY 10282 1965	Vice President	Since 2019	Vice President, Goldman Sachs (2014–Present).
Vice President—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 1977	Chief Legal Officer	Since 2014	Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Chief Legal Officer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs BDC, Inc.;

Name, Address and Year of Birth	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street Middle Market Lending Fund LLC; Goldman Sachs Middle Market Lending Corp. II; and Innovator ETFs® Trust.

Secretary—Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street Middle Market Lending Fund LLC; and Goldman Sachs Middle Market Lending Corp. II.

Robert Griffith 200 West Street New York, NY 10282 1974	Secretary	Since 2022	Managing Director, Goldman Sachs (September 2022–Present); General Counsel, Exchange Traded Concepts, LLC (October 2021–September 2022); Vice President, Goldman Sachs (August 2011–October 2021); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Secretary—Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)); and Innovator ETFs® Trust.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. Ms. Cassidy and Messrs. Delgado, Killian, Krichmar, Latham and Weaver serve on the Audit Committee and Mr. Latham serves as the Chair of the Audit Committee. The Audit Committee met [ ] times during the fiscal year ended [ ].

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Governance and Nominating Committee. The Governance and Nominating Committee met [ ] during the fiscal year ended [ ].

The Compliance and Risk Oversight Committee has been established for the purpose of overseeing the compliance and risk processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance and Risk Oversight Committee provides assistance to the full Board with respect to compliance and risk oversight matters. All of the Independent Trustees serve on the Compliance and Risk Oversight Committee. The Compliance Committee met [ ] times during the fiscal year ended [ ].

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. All of the Independent Trustees serve on the Contract Review Committee. The Contract Review Committee met [ ] times during the fiscal year ended [ ].

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, derivatives risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, their respective affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM (or personnel from GSAM) will provide the Board with written reports that address the operation, adequacy and effectiveness of the Trust’s liquidity risk management and derivatives risk management programs, which are generally designed to assess and manage liquidity risk and, for Full Compliance Funds, derivatives risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance and Risk Oversight Committee meets with the CCO and representatives of GSAM’s compliance and risk oversight groups to review testing results of the Fund’s compliance policies and procedures and other compliance and risk issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and other portfolios of the Goldman Sachs Fund Complex as of [ ], 2026.

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Gregory G. Weaver	—	[ ]
Cheryl K. Beebe	—	[ ]
Dwight L. Bush	—	[ ]
Kathryn A. Cassidy	—	[ ]
John G. Chou	—	[ ]
Joaquin Delgado	—	[ ]
Eileen H. Dowling	—	[ ]
Lawrence Hughes	—	[ ]
John F. Killian	—	[ ]
Steven D. Krichmar	—	[ ]
Michael Latham	—	[ ]
Lawrence W. Stranghoener	—	[ ]
Brian J. Wildman[2]	—	[ ]
James A. McNamara	—	[ ]

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund.
[2]	Mr. Wildman began serving as Trustee effective April 1, 2026.

As of [ ], 2026, the Fund had not commenced operations, and therefore the Trustees and Officers of the Trust did not own any of the outstanding shares of beneficial interest of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Audit Committee, Compliance and Risk Oversight Committee, Contract Review Committee, and Governance and Nominating Committee. The Chair and Trustees designated as “audit committee financial experts” receive additional compensation for their services in such capacities. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended [ ]:

Trustee Compensation

Name of Trustee	Goldman Sachs International Equity ETF*	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From the Fund Complex (including the Fund)(5)
Gregory G. Weaver(1)	—	—	[	]
Cheryl K. Beebe	—	—	[	]
Dwight L. Bush	—	—	[	]
Kathryn A. Cassidy	—	—	[	]
John G. Chou	—	—	[	]
Joaquin Delgado	—	—	[	]
Eileen H. Dowling	—	—	[	]
Lawrence Hughes	—	—	[	]
John F. Killian	—	—	[	]
Steven D. Krichmar	—	—	[	]
Michael Latham(2)	—	—	[	]
Lawrence W. Stranghoener	—	—	[	]
Brian J. Wildman(3)	—	—	—
James A. McNamara(4)	—	—	—

*

The Fund had not commenced operations as of [ ], 2026. Under current compensation arrangements, it is not expected that the Trustees will receive compensation from the Fund for the current fiscal year.

[1]	Includes Compensation as Board Chair.
[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[3]	Mr. Wildman began serving as Trustee effective April 1, 2026.
[4]	Mr. McNamara is an Interested Trustee due to the positions he holds with Goldman Sachs, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.
[5]

Represents fees paid to each Trustee during the fiscal year ended [ ] from the Goldman Sachs Fund Complex, which consists of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, Goldman Sachs ETF Trust and Goldman Sachs ETF Trust II.

Miscellaneous

The Trust, its Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

As stated in the Fund’s Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on [ ]. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement for the Fund will be available in the Fund’s Form N-CSR for the first fiscal year-end following its launch.

The Management Agreement will remain in effect for an initial two-year period and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fee set forth below, payable monthly based on the Fund’s average daily net assets. Under the Management Agreement, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Contractual Rate
Goldman Sachs International Equity ETF	[ ]%

Since the Fund is newly-organized, it did not pay management fees during the last three fiscal years.

The imposition of the Investment Adviser’s fees will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived.

In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place. Any such waiver would be voluntary and may be terminated at any time.

In addition to providing advisory services, under its Management Agreement, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved: (i) supervises all non-advisory operations of the Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of [ ], 2026, unless otherwise indicated.

For the portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There may be multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type[1]						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based[1]

	Registered Investment Companies		Other Pooled Investment Vehicles[2]		Other Accounts[3]		Registered Investment Companies		Other Pooled Investment Vehicles[2]		Other Accounts[3]
Name of Portfolio Manager Portfolio	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Alexis Deladerrière	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Raj Garigipati	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Abhishek Periwal	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

†	Footnotes:
[1]	Asset information is in USD millions unless otherwise specified.
[2]	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs (a type of open-end investment company organized outside the U.S.).
[3]

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fee; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Fund is:

Goldman Sachs International Equity ETF: MSCI EAFE Index (Net, USD, Unhedged).

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of the Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Fund

The Fund was not in operation as of [ ]. Consequently, the portfolio managers owned no securities issued by the Fund as of that date.

Distributor and Transfer Agent

Distributor: ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by ALPS, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.

Transfer Agent: The Bank of New York, 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNY has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

The Trust’s distribution and transfer agency agreements each provide that BNY may render similar services to others so long as the services BNY provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify BNY against certain liabilities.

Expenses

The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Investment Adviser is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

The imposition of the Investment Adviser’s fees, as well as any other operating expenses not borne by the Investment Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Custodian, Sub-Custodians and Provider of Administrative Services

BNY is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNY also maintains the Trust’s accounting records. BNY may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNY provides administrative services pursuant to the fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNY provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the Securities and Exchange Commission; (iii) certain net asset value computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNY. For its services under the Fund Administration and Accounting Agreement, BNY receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNY is reimbursed by the Fund for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNY will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNY affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNY also provides certain middle office services to GSAM pursuant to a service agreement.

Independent Registered Public Accounting Firm

[ ], [ ], is the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm may change from time to time. In addition to audit services, [ ] provides assistance on certain non-audit matters.

Securities Lending

Pursuant to an agreement between the Fund and BNY, the Fund may lend its securities through BNY as securities lending agent to certain qualified borrowers, including Goldman Sachs and its affiliates (the “Securities Agency Lending Agreement”). As securities lending agent of the Fund, BNY administers the Fund’s securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Fund from each borrower. BNY also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, BNY is authorized to exercise contractual remedies as securities lending agent to the Fund and, pursuant to the terms of the Securities Lending Agency Agreement, has agreed to indemnify the Fund for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. BNY may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agency Agreement. BNY maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

The Fund has not yet commenced operations and, therefore, does not have information regarding whether the Fund has engaged in securities lending activities as of the most recently completed fiscal year.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Fund

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Fund to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Fund from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Fund in ways that disadvantage the Fund and/or benefit Goldman Sachs or other Accounts.

In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Fund), on the other hand, that are the same as or similar to the conflicts that arise between the Fund and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds, “Indexes” shall mean, collectively, stock market and other indexes that the Investment Adviser and/or its affiliates develop, own or operate and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.

The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities).

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale. Conversely, Accounts (including the Funds) may also invest in other Accounts (including the Funds) that are near the end of their life and investment by Accounts (including the Funds) may allow such products to continue in operation.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy (“Primary Vehicles”) (as determined in the Investment Adviser’s discretion, and including investments sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. For example, access to such strategies may only be available to certain Accounts through an investment in a Primary Vehicle, which investment would result in additional management fees and/or performance-based compensation payable to the Investment Adviser. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no general or other obligation or duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Investment Adviser or affiliates of the Investment Adviser) at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Certain Accounts may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), such as certain types of loans, due to the nature and/or size of the Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Accounts may be limited due to the timing or specific nature of the particular investment opportunity.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.

Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the asset management business of Goldman Sachs Asset & Wealth Management (of which the Investment Adviser is a part), as well as to the other businesses within Goldman Sachs Asset & Wealth Management (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.

Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds or enable the Investment Adviser to more easily track the performance of an Index than might have been the case had the Investment Adviser applied different valuation policies.

Data and Information Sharing

Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.

From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).

In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family” and situations in which Accounts make investments on a side-by-side basis on the same terms and conditions. In these circumstances, the participating Accounts may have different interests, such as different investment timing horizons, including, for example, when certain Accounts are closed-end vehicles or otherwise have a limited investment period, while other Accounts are open-ended or otherwise have a less limited investment period. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may be impractical or costly, or may have adverse effects on the rights of Accounts continuing to hold the investment. As a result, the Investment Adviser may be incentivized to accelerate or delay the sale, disposition or restructuring of an investment, which may have an adverse effect on certain of the Accounts participating in the transaction. Further, a particular Account that holds a minority interest in a portfolio company in which another Account owns a majority interest could be adversely affected in the context of restructuring and/or recapitalization transactions with respect to such portfolio company. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account. In the event the Investment Adviser makes different investment decisions (including with respect to the timing of dispositions, additional investments, and other decisions) for Funds with respect to an investment in a common portfolio company, such Funds could have different rates of return and profit and loss on the investment or otherwise be adversely affected.

In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.

Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.

Shareholders may be offered (or may already have) access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company or Accounts liquidating their investment in the company, on the one hand, and Accounts making subsequent investments in the company, on the other hand, which have opposing interests regarding pricing and other terms. In addition, the subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Investment Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Investment Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Investment Adviser and/or its affiliates have ceased. Such redemptions could have a significant negative impact on the Fund, including on its liquidity and the market price of its shares.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Depending upon the nature of the services and subject to the governing documents of the Fund, fees associated with in-sourced or outsourced services will be borne by a Fund or by the Investment Adviser. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to a portion of the capital structure of an issuer at the same time that a particular Account has an investment in different classes of securities of such issuer that are subordinate or senior to the securities with respect to which Goldman Sachs (including the Investment Adviser) is providing advice. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has an adverse effect on or otherwise conflicts with the interests of the Fund’s holdings in the issuer. In determining its course of action, Goldman Sachs (including the Investment Adviser) will not consider the interests of the particular Account. For example, Goldman Sachs (including the Investment Adviser) may determine to seek a liquidation, reorganization or restructuring that causes the Fund’s holdings in the issuer to be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest (or in which the Fund acquires an interest in the future) may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency or other hedging, research, asset management services, brokerage services or other services to the issuer, including issuers whose securities are components of one or more indices, such as the Indexes, that are created and operated by Goldman Sachs. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services and the operation of the Indexes that are tracked by the Funds, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions, any of which may have an adverse effect on the Fund. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. Providing such services may also result in Goldman Sachs receiving substantial fees, compensation, and/or remuneration. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams, including companies in which Accounts have an equity or debt investment, in connection with the sale of those companies or some or all of their assets, Goldman Sachs’ compensation in connection with these engagements may be substantial, and is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, in situations where sellers require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets. Accounts can provide financing to buyers in connection with the buyer’s purchase of securities or assets where Goldman Sachs is acting as adviser to the seller.

Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. In addition, Accounts may seek to provide acquisition financing to the buyer or one or more other bidders, which could be in competition with Goldman Sachs providing acquisition financing. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders and such other bidders could be in competition with Accounts to provide financing. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest between Goldman Sachs and Accounts, including, for example, the price or terms of any Account investment in a company advised by Goldman Sachs. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an equity or debt investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. Other borrowers include certain Goldman Sachs clients that pledge their interests in certain Accounts to Goldman Sachs as collateral for such loans. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, any foreclosure on collateral consisting of interests in an Account could have an adverse effect on that Account and its financing arrangements. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Conflicts of interest also arise in the context of a restructuring or refinancing of debt securities that are owned by both Goldman Sachs and certain Accounts. In connection with any such restructuring or refinancing, the issuer could ask for broad liability releases not only from the participants themselves, but in addition from any affiliates of the participants that also hold the debt securities being restructured or refinanced. To the extent that a particular Account does not have the authority to provide such a release and is unable to negotiate a narrower release, it would be precluded from participating in the transaction, which could disadvantage such Account.

Allocation of Personnel, Services and/or Resources

Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. Examples of material conflicts of interest that could arise in connection with a proxy voting decision include, without limitation, circumstances in which (i) Goldman Sachs has a business relationship with or other interests in the issuer or another interested party and (ii) Goldman Sachs personnel have a personal relationship with personnel of the issuer or another interested party. Conflicts of interest relating to proxy voting decisions also arise in situations in which Goldman Sachs (including the Investment Adviser) or Accounts (including the Funds), on the one hand, and a particular Account, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Accounts—Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure”) of the Investment Adviser’s Form ADV. For a more detailed discussion of these policies and procedures, see the section of this SAI titled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.

Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships, as well as client relationships and reputational considerations, in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.

Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

Subject to applicable law, the Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

Affiliated Indexes and ETFs

The Investment Adviser and its affiliates have in the past, and may in the future, develop, own and operate Indexes based on investment and trading strategies and concepts developed by the Investment Adviser or its affiliates (“Investment Adviser Strategies”). The Investment Adviser may in the future enter into revenue sharing arrangements with third-party co-developers of an Index pursuant to which the Investment Adviser receives a portion of the fees generated from licensing the right to use the Index or components thereof to third parties. Some of the Funds seek to track the performance of the Indexes. The Investment Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Investment Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest.

For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of the Index. These differences may result in the Accounts having more favorable performance relative to that of the Index and the Funds or other Accounts that track the Index. Other potential conflicts include the potential for unauthorized access to Index information, allowing Index changes that benefit the Investment Adviser or other Accounts and not the investors in the Funds, and the manipulation of Index pricing to present the performance of the Funds, or tracking ability, in a preferential light.

The Investment Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the Investment Adviser’s operation of the Indexes, the Funds and the Accounts. The Investment Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Funds. In addition, as described above in “—Code of Ethics and Personal Trading,” the Investment Adviser has adopted a Code of Ethics.

To the extent it is intended that a Fund track an Index, the Fund may not match, and may vary substantially from, the Index for any period of time. A Fund that tracks an Index may purchase, hold and sell securities at times when a non-Index fund would not do so. The Investment Adviser does not guarantee that any tracking error targets will be achieved. Funds tracking an Index may be negatively impacted by any errors in the Index, either as a result of calculation errors, inaccurate data sources or otherwise. The Investment Adviser does not guarantee the availability, timeliness, accuracy and/or completeness of an Index and the Investment Adviser is not responsible for errors, omissions or interruptions in the Index (including when the Investment Adviser or an affiliate acts as the Index provider) or the calculation thereof (including when the Investment Adviser or an affiliate acts as the calculation agent).

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

In its discretion, the Investment Adviser reserves the right to increase or decrease the number of the Fund’s Shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants (as defined below) based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit

The consideration for purchase of Creation Units generally consists of Deposit Securities and the Cash Component, although the Fund’s Creation Units may also be issued fully or partially for cash. Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. Creation Units of the Fund are generally issued partially or fully for cash, particularly during the initial period following the Fund’s commencement of operations.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation

Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.

BNY, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Fund Deposit is made available.

The Trust reserves the right to accept a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Orders for Creation Units that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the broker-dealer or other participant in the Clearing Process (“Participating Party”) such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner and the Cash Component to the Trust by the prescribed settlement date. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. All orders are subject to acceptance by the Distributor.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a manner so as to ensure the timely delivery of the requisite number of Deposit Securities through DTC to the account of the Trust. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve wire system in a timely manner. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur by the prescribed settlement date.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For the Fund, the Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the prescribed settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and applicable transaction fee have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust and the Distributor reserve the right to reject or revoke a purchase order for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Trust and the Distributor may reject or revoke acceptance of a creation order, including, but not limited to, when: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (iv) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or the Investment Adviser make it impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, the Clearing Process, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Neither the Trust, the Transfer Agent, the Distributor nor the Investment Adviser are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction, in the following amounts:

Fund	Creation Transaction Fee
Goldman Sachs International Equity ETF	$	[	]

In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash creation transactions. From time to time, all or a portion of the Fund’s transaction fees may be waived at the sole discretion of the Investment Adviser, including in connection with an Authorized Participant’s investment of seed capital in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating index tracking in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of costs incurred in connection with a creation transaction, those costs will be borne by the Fund and may negatively affect the Fund’s performance.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Fund will not redeem Shares in amounts less than Creation Units (except the Fund may redeem Shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to the Fund, BNY, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form–plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

The basic redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request, in the following amounts:

Fund	Redemption Transaction Fee
Goldman Sachs International Equity ETF	$	[	]

An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash redemption transactions. From time to time, all or a portion of the Fund’s transaction fees may be waived at the sole discretion of the Investment Adviser, including in connection with an Authorized Participant’s redemption of seed capital invested in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating index tracking in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase the Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the prescribed settlement date.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by BNY on the Transmittal Date if (i) such order is received by BNY not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After BNY has deemed an order for redemption outside the Clearing Process received, BNY will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase the Fund Securities) and the cash redemption payment to the redeeming Beneficial Owner by the prescribed settlement date. Additional transaction fee may be imposed with respect to transactions effected outside the Clearing Process. (See “Redemption Transaction Fee” section above.)

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the prescribed settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the normal settlement periods in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within the normal settlement periods is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Fund’s Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares. The Fund’s annual and semi-annual reports, when available, will be available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports, the Prospectus, the SAI and other information such as the Fund’s financial statements when available, free of charge at the Fund’s website: am.gs.com

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to [ ]% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker that provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of their decision-making responsibilities.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities or sales of Fund Securities (as defined above), as applicable. Depending on the timing of the transactions and certain other factors, such transactions will generally be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund will generally enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order, which will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Authorized Participant generally will retain the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Authorized Participant generally will retain the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Notwithstanding the foregoing, the Investment Adviser reserves the right to place transactions associated with cash or partial cash creation or redemption transactions with a broker-dealer unaffiliated with the purchasing or redeeming Authorized Participant under certain circumstances.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Since the Fund is newly-organized, it did not pay brokerage commissions during the last three fiscal years.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

See “Custodian, Sub-Custodians and Provider of Administrative Services” for information regarding foreign exchange transaction services and execution of trades in connection with certain creation and redemption transactions.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures approved by the Trustees, the NAV per share of the Fund’s Shares is calculated by the Fund’s provider of administrative services by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are generally valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time), or such other times as the NYSE or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close.

For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures approved by the Trustees. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Portfolio securities of the Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above mentioned time for determining the Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Investment Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to the time used for the index calculation of the Fund and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and foreign exchange (“FX”) variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at foreign currency exchange rates generally determined as of 4:00 p.m. Greenwich Mean Time. If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the NYSE is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAV is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

SHARES OF THE TRUST

The Fund is a series of Goldman Sachs ETF Trust, a Delaware statutory trust formed on December 16, 2009.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of [ ], 2026, the Trustees have authorized the issuance of one class of shares of the Fund (“Shares”). Additional series may be added in the future.

Each Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. In addition, the fees and expenses set forth below for Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Fund’s Prospectus.

Certain aspects of the Shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, shareholder servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each Share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust states that the Trust shall continue without limitation of time but, Trustees may without Shareholder approval (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association, or corporation, or to a separate series of shares thereof, organized under the laws of any state, which trust, partnership, association, or corporation is an open-end management investment company as defined in the Investment Company Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock, or other ownership interests of such trust, partnership, association, or corporation or of a series thereof; or (ii) at any time, sell and convert into money all of the assets of the Trust or any affected series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge, reorganize or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who collectively hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting the Fund and the purchase, ownership and disposition of shares of the Fund that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on [ ] which are subject to change. Future changes in tax laws may adversely impact the Fund and its shareholders.

Fund Taxation

The Fund is treated as a separate taxable entity and has either elected or will elect to be treated and intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code.

There are certain tax requirements that the Fund must follow if it is to avoid Fund-level taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items,

U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future regulations promulgated under the Code by the U.S. Department of the Treasury (“Treasury Regulations”) could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

If the Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund Shares that should be treated as such distributions — there can be no assurance that the Fund will avoid Fund-level tax in each taxable year.

The Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, the Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable Treasury Regulations. Any such loss carryforwards will retain their character as short-term or long-term.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, that Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, that Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If the Fund invests in certain REITs or in real estate mortgage investment conduit residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be reported as subject to the long-term capital gain rate (described below), as long as certain holding period and other requirements are met. For these lower rates to apply, if any such dividends are so reported, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or 91 days during the 181-day period beginning 90 days before the Fund’s ex-dividend date in the case of certain preferred stock dividends paid by the

Fund) and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock (or for 91 days during the 181-day period beginning 90 days before the ex-dividend date of the stock in the case of certain preferred stock). The amount of the Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from the Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of the Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. Treasury Regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a registered investment company to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Backup Withholding

Backup withholding may be required at a rate up to 24% with respect to distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on distributions of certain qualified interest income and/or short-term capital gains that are reported by the Fund. It is expected that the Fund will generally report short-term gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to qualified interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

Withholding of U.S. federal tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

Creation Units

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business (except with respect to certain U.S. Government Securities). In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

A copy of the Fund’s financial information (when available) may be obtained upon request and without charge by writing Goldman Sachs Funds, 71 South Wacker Drive, Suite 1200, Chicago, Illinois 60606 or by calling 1-800-621-2550.

PROXY VOTING

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view, tend to maximize a company’s long-term shareholder value and are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. To implement these guiding principles for investments in publicly-traded equities of operating and/or holding companies, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that they generally apply when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and shareholder proposals. When clients are placed with managers outside of the Investment Adviser, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies, including that the Investment Adviser may make elections through external manager voting choice programs where applicable.

The Proxy Voting Policy, including the Guidelines, is reviewed annually to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Under the oversight of the Investment Adviser’s Global Stewardship Team, initial voting outputs (“Outputs”) are developed for each proxy vote that reflect the application of the Guidelines to the particular proposal. Final votes are then submitted by the Global Stewardship Team through a proxy voting platform. In some cases, in certain markets, votes may be automatically submitted in accordance with the Output, although the Investment Adviser retains the ability to recall such automatically submitted votes if warranted. If the Investment Adviser becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, the Global Stewardship Team will generally endeavor to consider such information where such information is viewed, in its discretion, as material when casting a vote.

While it is the Investment Adviser’s policy generally to follow the Guidelines, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Output or votes cast by other Portfolio Management Teams by following an “override” process. Given the case-by-case nature of the Guidelines, there may be a difference of opinion as to the appropriate voting decision under the Guidelines on certain proxy votes. Such override decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on proxy voting matters, the Portfolio Management Teams may consider applicable regional rules, standards, and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines.

The Investment Adviser has retained a third-party proxy voting platform service (the “Proxy Platform Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Investment Adviser applies the Guidelines to each proxy issue and determining the appropriate voting decision. The Proxy Platform Service provides a platform that facilitates the casting of those votes in an efficient manner. The Investment Adviser conducts an annual due diligence meeting with the Proxy Platform Service to review the processes and procedures related to their voting platform, including any material changes in the services, operations, staffing or processes.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that they may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These processes include the Investment Adviser’s use of the Guidelines from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs Group, Inc. and/or its affiliates. To mitigate perceived or potential conflicts of interest, when a proxy is for shares of the Fund managed by the Investment Adviser, the Investment Adviser will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

Voting decisions with respect to fixed income securities generally follow the Guidelines. Securities of privately held issuers generally will be made by the Fund’s Portfolio Management Team based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website, or will be available as soon as reasonably practicable after the Fund’s latest filing on Form N-PX with the SEC, at dfinview.com/GoldmanSachs and on the SEC’s website at www.sec.gov. This information may also be obtained upon request and without charge by calling Goldman Sachs & Co. LLC at the toll-free telephone number listed on the front cover of this SAI.

PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)

The Investment Adviser and/or its affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund (each, an “Intermediary”). Such payments (“Additional Payments”) are made out of the Investment Adviser’s and/or its affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not increase the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. GSAM and/or its affiliates may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates. In addition, GSAM and/or its affiliates may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund shares. These may include Additional Payments to Intermediaries that agree not to charge their customers any trading commissions when those customers purchase or sell shares of the Fund online and/or that promote the availability of commission-free ETF trading to their customers.

GSAM and/or its affiliates may determine to make Additional Payments based on any number of metrics. For example, GSAM and/or its affiliates may make Additional Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Goldman Sachs Funds in a year or other period or calculated in basis points based on average net assets attributed to the Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Fund through its distribution system.

GSAM and/or its affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, GSAM benefits from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the GSAM and/or its affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The Intermediary may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class of a fund for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Fund.

Your Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not described above are other subsidiaries of Goldman Sachs who may receive revenue from GSAM and/or its affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, GSAM and/or its affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs and reimburse investors for certain expenses incurred in connection with accessing the Fund through portal arrangements. The Investment Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information

The Trust has adopted a policy regarding the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither the Fund nor the Trust’s officers or Trustees, nor its Investment Adviser or any agent, nor any employee thereof (“Fund Representative”), will disclose the Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies, as applicable, or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in the Fund’s public filings with the SEC, disclosed on the Fund’s publicly accessible website, publicly disseminated through the NSCC or is otherwise publicly available.

Portfolio Holdings Information. The Fund’s complete portfolio holdings are publicly disseminated through financial reporting and news services, including the Fund’s publicly accessible Internet website (am.gs.com). In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the NSCC.

Portfolio holdings information that is not filed with the SEC, disclosed on the Fund’s publicly available website, publicly disseminated through the NSCC or is otherwise publicly available may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Fund will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Fund’s publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, the Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, certain statistical information about the Fund’s portfolio. In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550. Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.

The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information.

However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.

Type of Information	When Available Upon Request
Financial Characteristics Information (Aggregate Liquidity Classification Information)

Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to shareholders and any non-shareholder with a legitimate business purpose.

In addition, the Fund described in this SAI currently intends to publish certain portfolio characteristics information on the Trust’s website (am.gs.com) on a daily basis. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free number listed above.

Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where the Fund or the Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or the Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations as of [ ], and the Trust does not know of any persons who own of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings (“S&P”) short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS, Inc. (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk.

They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels– “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

I.Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

APPENDIX B

GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY

Effective March 2026

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described under “Proxy Voting” above, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

PROXY VOTING GUIDELINES SUMMARY

PROXY VOTING GUIDELINES SUMMARY

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to global public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

Section 1: Director Elections

Board and Director Accountability

The board of directors serves on behalf of shareholders to ensure that management is effectively developing and implementing a strategy that will lead to long-term shareholder value. As such, we believe that shareholders have the right and responsibility to hold boards and directors accountable in fulfilling their duties and responsibilities. We view director elections as an important mechanism for shareholders to hold boards accountable.

Oversight Role of the Board

Oversight of strategy and risk are key functions of the board of directors. Companies should be managing risks and opportunities that are material to their business and have a link to long-term value creation. We expect boards to:

•	Have processes for reviewing the company’s risk appetite, existing risks, and emerging risks, including over different time horizons

•	Actively engage with the management team on strategy development and oversee the development of a long-term strategic roadmap

•	Disclose how the board provides oversight of the company’s strategy development, risk management, and risk identification system

If the board fails to discharge their risk oversight responsibilities effectively, we may vote against the relevant committee members and/or other relevant directors. This includes in instances of:

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to failure to meet global corporate governance principles and/or significant local market standards

•	Failure to disclose material information in a timely manner

•

Egregious actions related to the director(s)’ service on other boards or other evidence of improper business practices that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Committee Accountability

We believe that board committees play an important role in establishing strong corporate governance and oversight. Subject to local market laws and practices, we generally expect that the board of directors will establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. In certain circumstances or regions, we may expect the board to establish additional committees. The responsibilities of the committees should be publicly disclosed. Subject to local market practices, we generally expect key committees, including audit and compensation/remuneration, to be primarily, if not fully, independent. In most cases, we expect independent chairs to lead each of the key committees.

We may vote against committee chairs and/or members if we believe a particular committee has fallen short of carrying out their stated responsibilities.

Our expectations for key committees are stated below.

Audit Committee

Audit Committees should be responsible for overseeing the reporting of the company’s financial statements, the establishment of robust internal audit processes, and the management of the independent auditor.

We may consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices. These could include, but are not limited to:

•	Fraud

•	Material misstatement of the company’s financial statements

•	Material weakness in the company’s financial reporting

•

Excessive non-audit fees paid to the independent auditor In our evaluation, we may examine the severity, breadth, chronological sequence and duration of the issues, as well as the company’s efforts at remediation or corrective actions. Given the serious nature of these issues, we may evaluate whether solely Audit Committee members should receive against votes, or if other board should also be held accountable.

Compensation Committee

Compensation, or Remuneration, Committees should be responsible for establishing the company’s policies and practices related to executive and non-executive compensation. This includes evaluating the appropriate compensation mechanisms and/or frameworks to attract and retain a strong executive team, and to motivate that team to deliver long-term shareholder value.

In evaluating whether directors serving on the Compensation Committee are effectively fulfilling their responsibilities, we may consider whether the company’s compensation plans and practices continue to include problematic pay practices that would cause us to vote against the plan for more than one year.

Nominating and Governance Committee

In general, Nominating and Governance Committees should be responsible for assessing current and prospective director qualities and competencies, conducting the board and director evaluation process, leading the board succession planning processes, and reviewing the board’s corporate governance practices.

In evaluating whether directors serving on the Nominating and Governance Committee are effectively fulfilling their responsibilities, we consider:

•	Board composition requirements, including independence requirements, and the board’s alignment with applicable listing requirements, corporate governance codes, and local market practices

•	Board refreshment processes, policies, and practices

•	Current corporate governance practices and policies, and whether the company maintains or adopted certain governance provisions which may materially limit shareholder rights

Board Composition and Director Qualifications

To best represent the interests of shareholders, we believe boards should be comprised of directors who are independent, capable, committed, and engaged. The board should include qualified directors with relevant and complementary experience and skill sets. Companies should disclose director nominee information, including biographical information and how each director’s particular skills and experiences are relevant to the company and the board. Disclosure about nominees enables shareholders to make more informed voting decisions.

Evaluations of boards and directors will be informed by market-specific standards, practices, regulations, and other pertinent factors.

Director Independence

Independent directors are critical to oversee management and protect shareholder rights.

We generally expect the board to comply with its local listing standards’ (e.g. New York Stock Exchange / NASDAQ) definitions of independence. We may also consider additional company-specific criteria or local market practices when evaluating director’s independence.

Board Independence

An independent board is best positioned to maintain strong corporate governance practices, effectively support and oversee management, and ensure objectivity in decision-making.

We expect boards to be comprised of a majority of independent directors or align with local market practices. We may vote against responsible directors if we believe board oversight and objectivity is falling short of our expectations and could be improved with greater independent director representation.

Board Composition

Director Qualifications and Skills

We believe boards should be comprised of directors with a mixture of backgrounds, skills, experiences, and perspectives, which should include a range of professional and personal characteristics useful to the effective oversight of the company’s business. We believe this diversity of thought supports the board in fostering robust conversations, better assessing and managing risks and opportunities, and providing strong oversight of the company.

We generally defer to the Nominating Committee, or the full board, to determine the appropriate board composition attributes. The board’s composition should align with local market-specific frameworks, codes, laws, standards, and practices, where applicable. Boards should have robust processes for evaluating director candidates and qualifications. They should regularly review the board’s composition, its identified key skills, and any potential skill gaps to ensure each director and the full board are best equipped to carry out their responsibilities.

To best understand the board’s composition and processes, we look for fulsome disclosure, including:

•	Key skills, experiences, and attributes possessed by the directors

•	Alignment of the key skills and experiences with the company’s long-term strategy

•	The board’s process for regularly evaluating director skills and overall board composition

Tenure and Term Limits

We believe boards should have a reasonable mix of short-, medium-, and longer-tenured directors. An appropriate balance of tenure enables the board to maintain continuity and institutional knowledge while also introducing fresh perspectives and relevant skills.

We expect boards to regularly review director tenure as part of their board evaluation and refreshment processes. Should a board find age, tenure, and/or term limits useful, we defer to the board to set those limits and expect disclosure about the board’s policy.

While we do not mandate tenure or term limits, we may vote against certain directors, including members of the Nominating and Governance Committee, if we deem the board to have excessive average tenure and without sufficient mitigating factors, like robust refreshment practices.

In markets where local regulations or practices set maximum tenure standards, directors with tenure in excess of such regulations or practices generally will be considered non-independent.

Board and Committee Leadership

We generally believe that boards are best equipped to determine the appropriate board leadership and committee structure for their company, absent significant concerns about leadership, governance, and/or independence. We expect boards to disclose their approach and any relevant policies or processes. We also consider local market standards and practices.

Should significant governance concerns arise, this may inform our voting decisions at a company, including voting against certain directors or supporting shareholder proposals related to board leadership.

We expect boards’ commitment to strong independent leadership to carry through to committee leadership. Key committee chairs should be independent and possess the appropriate skills and experiences to lead the committee(s) on which they serve.

We expect disclosure around any policy related to committee leadership, including those related to committee rotations.

We also consider local market norms and standards where they differ from our baseline views.

Director Commitments

Attendance

Directors should be informed and engaged to best carry out their responsibilities. Board and committee meeting attendance is crucial to maintaining an informed board. We may vote against directors who demonstrate inadequate attendance, without sufficient mitigating factors.

Director Capacity and Commitments

We expect directors serving on shareholders’ behalf to have adequate time and attention to fulfill their responsibilities on each board on which they serve. Nominating committees should evaluate a director candidate’s commitments during the recruitment process and should regularly review each director’s capacity to serve. Companies should disclose its relevant process(es) and policies, including if the board has established its own limitations on the number of board positions held by individual directors.

In order to ensure directors have sufficient capacity to serve on our behalf, we have established general guidelines on the maximum number of board positions that we expect to be held by individual directors (sometimes referred to as being “overboarded”).

•	No more than five public company boards for independent directors

•	For public company CEOs, no more than two public company boards in addition to their own company

When evaluating director capacity and commitments, we will consider these guidelines in addition to local market norms and standards and company-specific facts and circumstances.

Contested Elections

Our assessment of contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, is based on a case-by-case assessment of company-specific circumstances in order to determine which director candidates are best suited to add value for shareholders.

The assessment includes, but is not limited to, an analysis of the following factors:

•	Company performance relative to its peers

•	The case for change at the targeted company, including the strategy of the incumbents versus that being proposed by the dissident(s)

•	The governance profile of the company, including any evidence of management entrenchment and the board’s history of responsiveness to shareholders

•	The independence, experiences, skills and overall quality of the company’s and the dissident’s respective board candidates

•	Whether minority or majority representation is being sought by the dissident

Our assessment also considers each possible voting option, including – where applicable – the potential to support a mix of management and dissident nominees.

Section 2: Shareholder Rights and Governance Practices

Voting Standards and Election-related Issues

We believe that voting at shareholder meetings is one of the fundamental rights of shareholders. There are certain standards and practices that we believe companies should adopt to better enable shareholders to participate in the voting process. In general, we look for balanced approaches to support shareholder accessibility and influence.

Annual Elections / Classified Boards

We believe that shareholders should, in general and subject to local market standards and practices, have the ability to demonstrate their support, or lack of support, for directors every year. As such, we are supportive of companies adopting annual director elections and maintaining a declassified board. If a company maintains a classified board structure in jurisdictions where the practice is inconsistent with local market standards, we generally expect them to establish a sunset provision that will transition the board to annual director elections over a period of time. We will consider company- or local market-specific circumstances when evaluating a company’s board structure.

Voting Standards for Director Elections

We believe that electing directors to serve on behalf of shareholders is one of the primary responsibilities of shareholders. We believe that certain voting standards, described below, best enable shareholders to exercise this responsibility.

Majority voting

We generally believe that a majority vote standard based on votes cast is most appropriate for the election of directors, and we will generally support proposals that seek the adoption of a majority voting standard in uncontested director elections.

We expect companies to also adopt a resignation or other post-election policy to address situations when directors do not receive majority support.

Cumulative voting

Given our general preference for a majority vote standard for the election of directors, we generally do not believe cumulative voting is appropriate absent additional local market- or company-specific context.

Voting Standards – Other Matters

Supermajority vote standards

We generally believe that a simple majority vote standard should be used for material matters that require shareholder approval. As such, we generally support proposals to reduce or eliminate supermajority vote requirements and will generally not support proposals to require a supermajority shareholder vote.

We will consider company- or local market-specific circumstances when evaluating a company’s voting standards.

Bylaws & Charter Amendments

We believe that material amendments to a company’s bylaws and / or charters should be put forth for shareholder approval.

In general, we believe that a simple majority vote standard should be used for material matters that require shareholder approval, including amendments to key corporate documents. We will generally support proposals to reduce or eliminate a supermajority vote requirement to amend bylaws and/or charters.

Equal Voting Rights (Dual-Class Stock Structures)

We believe in the “one-share, one-vote” principle and look to companies to create alignment between shareholders’ economic interests and their voting power.

We generally support companies maintaining or converting to a one-share, one-vote (single-class stock) capital structure. We generally do not support companies in maintaining or introducing dual-class capital structures or the creation of super voting shares.

We will consider company- or local market-specific circumstances when evaluating a company’s share class structure.

Shareholder Meetings and Access

Right to Call Special Meetings

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the right to call special meetings.

We believe a 25% threshold is generally reasonable for special meetings, but we may support lower thresholds if a company does not currently give shareholders the right to call special meetings. If the right already exists at 25% (or lower), we generally will not support lowering the threshold, taking into account company-specific circumstances.

We generally think that the right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Right to Act by Written Consent

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the ability to act by written consent if they do not have a history of strong governance practices or they do not currently give shareholders the right to call special meetings at a threshold of 25% or lower.

Meeting Format

We believe that shareholders have the right to participate in the annual meeting, or special meetings, of the companies in which they are invested. Where consistent with local market standards and practices, we generally support companies electing to host hybrid* shareholder meetings. In certain markets, companies are also allowed to hold virtual-only* shareholder meetings. We generally support companies’ decisions to hold virtual-only shareholder meetings so long as shareholder participation rights are appropriately protected. We will consider any company- or market-specific circumstances, including local regulations, when evaluating these proposals.

* The phrase “virtual-only” refers to a meeting that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid” refers to an in-person meeting in which shareholders are also permitted to participate online.

Shareholder Rights Plans (‘Poison Pills’)

We review shareholder rights plans, commonly known as poison pills, on a case-by-case basis.

When evaluating poison pills, we consider several factors, including:

•	Board independence

•	Existing takeover defenses

•	Problematic governance practices

We expect companies to disclose their rationale for adopting the pill, and we expect companies to submit a poison pill for shareholder approval within one year of adoption.

Certain problematic practices related to a company’s poison pill may inform our voting decisions, including director elections. Examples of problematic practices include:

•	The poison pill has a dead-hand or modified dead-hand feature for an extended period of time

•	The board adopts or renews a poison pill without shareholder approval and does not commit to putting the pill to a shareholder vote within one year of adoption

Section 3: Auditors and Audit Practices

Reliable financial reporting is critical for shareholders to assess a company’s performance. We expect independent auditors to provide an independent, objective opinion that financial statements are complete and accurate. We also expect the board’s Audit Committee to oversee the management of the auditing process.

Auditor Ratification

External auditors play an important role in the financial system by assuring the integrity of a company’s financial statements. To best fulfill their responsibilities, we expect auditors to be independent and free of conflicts of interest. Where consistent with local market standards, we also expect companies to allow shareholders to approve the appointment of the company’s auditor each year.

In evaluating auditors, we may withhold support if we have concerns related to any of the following:

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An auditor lacks independence. Our analysis of an auditor’s independence may consider whether an auditor has a financial interest in or association with the company; excessive fees for non-audit related business; and other relevant context;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures.

Audit Committee Oversight

The board of directors’ Audit Committee should be responsible for overseeing the management of the independent auditor, in addition to overseeing the reporting of the company’s financial statements and the establishment of robust internal audit processes. As described in “Director Elections” above, we will consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices.

Section 4: Business Items & Issues

Business Practices

We generally believe that routine business practices and decision making should be left to the discretion of management and the board.

Reincorporation

We evaluate reincorporation proposals on an individual basis, taking into consideration the company’s economic and strategic rationale and the impact the reincorporation would have on shareholders’ rights.

Exclusive Venue for Shareholder Lawsuits

We generally defer to companies on organizational issues, including selecting venues for shareholder lawsuits. While we generally support the selection of an exclusive venue, we will consider the reasons for the proposal, the strength of the company’s existing governance practices, relevant regulations, and shareholder rights in the selected jurisdiction when evaluating a specific proposal.

Bundled Proposals

We generally support the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided or if one or more of the nominees does not meet the expectations of our policy (see Section 1 – Director Elections).

Transactions & Capital Structure

Transactions

Mergers & Acquisitions

We expect major corporate transactions, like a merger or acquisition, to be carried out in the best interest of shareholders. Companies should provide strategic, operational, and financial rationale for the transaction and articulate how it will create long-term value for shareholders. We also expect the board of directors to have thorough oversight of the process.

Related-Party Transactions

In markets where shareholders are required to approve related-party transactions, we expect companies entering into related-party transactions to comply with relevant corporate laws and/or listing standards. We also expect entities entering into such a transaction to disclose details of the nature of the transaction, including the rationale, the value, and timing, so shareholders can best evaluate the transaction.

When evaluating such transactions, we may consider the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors and independent financial advisors;

•	Whether any entities party to the transaction (including advisers) is conflicted

Capital Structure

We believe capital structure changes should be driven by legitimate business needs and should not disadvantage shareholders. We generally are not supportive of implementing capital structure changes that are intended for anti-takeover purposes.

Our evaluation of capital structure related issues is company-specific and may be informed by local market practices, laws, regulations, and other applicable standards.

General considerations for common capital structure-related issues are detailed below.

Common Stock

We are generally supportive of companies increasing the number of shares of common stock up to 100% over the current authorization, subject to any stricter limits set in local market standards or practices.

Preferred Stock

We generally support the creation of a new class of preferred stock or issuances of preferred stock up to a reasonable percent of issued capital. We are unlikely to support the creation or issuance if the terms would adversely impact the rights of existing shareholders, including shares that would carry superior voting rights.

We generally oppose the creation of preferred stock with unspecified voting, conversion, dividend and other rights, commonly known as “blank check” preferred, unless the company states the stock will not be used for anti-takeover purposes.

Share Repurchase Plans

While we are generally supportive of share repurchase plans, when evaluating a proposal, we will consider the underlying purpose, historical abuse of repurchase plans, and reasonableness of pricing provisions and safeguards.

Section 5: Compensation

Compensation Overview

We believe effective compensation practices, also referred to as remuneration in many markets, should enable companies to attract and retain the talent they need to deliver on their long-term strategies. We expect compensation plans to be reasonable, incentivize appropriate risk-reward trade-offs, align with company performance, and ultimately drive long-term shareholder value. We believe companies should have an appropriate balance of short- and long-term metrics that are aligned to business goals and objectives. Effective disclosure of compensation plans and practices also enables shareholders to evaluate alignment between pay outcomes and business performance. We expect disclosure of approach and rationale, particularly if a company’s compensation practices differ significantly from market standards and practices.

Votes on compensation matters may take different forms in different markets, but generally can include:

•	Advisory votes on executives’ compensation/ remuneration (“Say on Pay”);

•	Votes to approve new equity plans or amend existing equity plans;

•	Votes to approve specific grants of shares to executives; and

•	Shareholder resolutions addressing certain aspects of executive compensation.

Below are more detailed explanations of how our compensation principles and expectations inform our voting on key compensation-related ballot items.

Advisory Votes on Executive Compensation

“Say-on-Pay” / Remuneration Plans

We believe boards are responsible for establishing compensation plans that are appropriate for the company’s circumstances and strategy. While unique to each company, we expect plans to demonstrate alignment between executive compensation and business performance. Thorough disclosure of compensation plans allows shareholders to best evaluate the compensation decisions of the board. While we do not take a prescriptive approach, we evaluate the designs of both short-term and long-term incentive plans, and our compensation evaluations are company- and market- specific. As such, certain practices or decisions may negatively influence our support. These factors may include, but are not limited to:

Compensation Plan Design and Board Actions

•	Lack of transparent disclosure of compensation philosophy, goals, and targets

•	Limited presence of performance-based long-term incentive awards

•	Abbreviated time period for long-term incentive awards

•	Outsized bonus payouts lacking performance linkage and/or proper disclosure

•	Egregious employment or retention agreements

•	Adjustments made to targets and/or performance metrics during the pay period without sufficient disclosure

•	Repricing or replacing of underwater stock options without prior shareholder approval

Equity Compensation Plans

We believe equity compensation plays an important role in attracting and retaining key talent, including executives. As such, we generally defer, within reasonable limits, to company decisions on how best to implement equity compensation plans. When determining our support for a specific plan proposal, we will evaluate potential plan cost, plan features, and historical grant practices. Certain plan features, such as the ability to reprice stock options or stock appreciation rights without prior shareholder approval, unfavorable change-in-control features, the presence of gross ups, and options reload, may negatively impact our support for an equity plan.

Other Compensation-Related Matters Non-Executive Director Compensation

We are generally supportive of compensating non-executive directors in cash, taking into account peer practices and market and regional norms, unless the amounts are excessive.

We evaluate equity compensation for non-executive directors on a case-by-case basis. In our evaluation, we may consider total non-executive director compensation, potential dilution, and market practices and norms, as well as other factors.

Employee Stock Purchase Plans

We believe employee stock purchase plans can be a valuable tool to support a company’s ability to attract and retain talent. As such, we are generally supportive of qualified employee stock purchase plans. When evaluating non-qualified purchase plans, we usually consider the following factors:

•	Broad-based participation

•	Limits on employee contributions

•	Presence of a discount on the stock price on the date of purchase

Option Exchange Programs/Repricing Options

We understand that companies may face circumstances where they believe exchanging or repricing options is warranted. We evaluate those situations on a case-by-case basis and will generally consider the following factors, in addition to others:

•	Rationale for the re-pricing

•	Terms and exercise price of the options

•	Participants in the program – namely if executive officers and directors are included or excluded

•	Historic trading patterns and stock price volatility

Golden Parachutes

We evaluate change-in-control payments (“Golden Parachutes”) on a case-by-case basis. Our evaluation generally includes the factors listed below:

•	New single-trigger entitlements for outstanding awards

•	Maximum performance payout for the long-term incentive plan regardless of performance results

•	Max payout for the short-term incentive plan regardless of performance results

•	New single-trigger grants in connection with merger

•	Single trigger cash payments

Section 6: Shareholder Proposals

We evaluate shareholder proposals with the primary focus of promoting long-term shareholder value. When evaluating shareholder proposals, the following factors are generally considered:

Materiality

•	Whether the subject of the proposal is considered to be material to the company’s business

•	Whether the proposal is appropriately tailored to the facts and circumstances of the particular company where it is being submitted

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation, risk profile, or business performance

Disclosure

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information

•	If the disclosure would materially add to shareholders’ ability to assess the company’s financial performance, strategic positioning, or corporate governance

•	If the information could be produced at reasonable cost to the company and its shareholders

Proposal content and implementation

•	Whether the subject of the proposal is best left to the discretion of the board

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage

Section 7: Sustainability

We expect companies to manage risks and opportunities that are material to their businesses and have a clear link to long-term value creation, including – where relevant – “sustainability”-related issues. These could include, where material for a particular company:

•	Climate-related risks and opportunities

•	Biodiversity and other environmental matters

•	Human capital management and other labor issues

•	Human rights

•	Corporate political activities

•	Other sector-specific sustainability matters

We evaluate companies’ corporate strategies, investment and financing activities, management incentives, resource use, regulatory policies, and environmental impact, as well as their overall effect on and engagement with consumers, workers, and the communities in which they operate to assess and promote long-term value creation.

As with other risk and strategic issues, we expect boards to have robust oversight and disclosure of processes and practices for material sustainability-related risks and opportunities. We seek to understand how the company has identified material issues; the strategy around, and risk management of, those material issues; and any relevant metrics and targets used to assess performance related to the material issues. This includes an assessment of whether the company’s related disclosures allow for investors to effectively evaluate companies’ practices related to material sustainability-related risks and opportunities, including–where relevant – whether the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group’s standards or recommendations.

In instances where we believe a company does not provide the appropriate oversight, disclosures, and/or evidence of effective practices relating to business-relevant sustainability issues, we may express our views through our engagement and/or voting. Our views are shaped by the company’s business and commercial context, as well as local market standards and practices, reflecting our case-by-case approach to assessing sustainability matters.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of the Registrant dated December 16, 2009 (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-200933, filed May 4, 2015)

	(2)	Amended and Restated Declaration of Trust dated September 20, 2022 (incorporated by reference from Post-Effective Amendment No. 466 to the Trust’s registration statement, SEC File No. 333-200933, filed September 30, 2022)

	(3)	Form of Amended Schedule A dated September 16, 2026, to the Amended and Restated Declaration of Trust dated September 20, 2022 (filed herewith)

(b)	Amended and Restated By-laws dated July 22, 2021 (incorporated by reference from Post-Effective Amendment No. 369 to the Trust’s registration statement, SEC File No. 333-200933, filed July 26, 2021)

(c)	Not applicable.

(d)	(1)	Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to ActiveBeta® Emerging Markets Equity ETF) (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(2)	Form of Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 10 to the Trust’s registration statement, SEC File No. 333-200933, filed May 25, 2016)

	(3)	Form of Amended Annex A to the Management Agreement between the Registrant and Goldman Sachs Asset Management, L.P. (with respect to all series of Registrant except ActiveBeta® Emerging Markets Equity ETF) (incorporated by reference from Post-Effective Amendment No. 732 to the Trust’s registration statement, SEC File No. 333-200933, filed October 27, 2026)

(e)	(1)	Distribution Agreement dated March 26, 2015 between Registrant and ALPS Distributors, Inc. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(2)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. (incorporated by reference from Post-Effective Amendment No. 126 to the Trust’s registration statement, SEC File No. 333-200933, filed August 27, 2018)

	(3)	Form of Amendment to Distribution Agreement between Registrant and ALPS Distributors, Inc. (incorporated by reference from Post-Effective Amendment No. 126 to the Trust’s registration statement, SEC File No. 333-200933, filed August 27, 2018)

(f)	Not applicable.

(g)	(1)	Custody Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 279 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

	(2)	Letter Amendment to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(3)	Letter Amendment dated October 20, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 518 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(4)	Amendment dated January 6, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(5)	Amendment dated March 1, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(6)	Amendment dated June 13, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Hedge Industry VIP ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(7)	Amendment dated August 29, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Treasury Access 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(8)	Amendment dated April 5, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Access Emerging Markets Local Currency Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(9)	Amendment dated May 10, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Equal Weight U.S. Large Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(10)	Amendment dated December 10, 2018 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

(11)	Amendment dated July 12, 2019 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 20, 2019)

	(12)	Amendment dated December 13, 2019 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 281 to the Trust’s registration statement, SEC File No. 333-200933, filed July 6, 2020)

	(13)	Letter Amendment dated March 10, 2022 to the Custody Agreement between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 498 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2022)

	(14)	Amendment dated October 12, 2023 to the Custody Agreement between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 618 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2023)

	(15)	Amendment dated June 9, 2025 to the Custody Agreement between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 692 to the Trust’s registration statement, SEC File No. 333-200933, filed June 20, 2025)

	(16)	Amendment dated April 10, 2026 to the Custody Agreement between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 721 to the Trust’s registration statement, SEC File No. 333-200933, filed May 15, 2026)

	(17)	Amendment dated July 6, 2026 to the Custody Agreement between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Cayman Commodity-MFS, LLC, and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 724 to the Trust’s registration statement, SEC File No. 333-200933, filed July 10, 2026)

(h)	(1)	Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(2)	Amendment dated December 10, 2018 to the Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

	(3)	Amendment dated December 13, 2019 to the Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 281 to the Trust’s registration statement, SEC File No. 333-200933, filed July 6, 2020)

	(4)	Form of Authorized Participant Agreement (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(5)	Fund Administration and Accounting Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 279 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(6)	Letter Amendment to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(7)	License Agreement between the Trust and Goldman Sachs Asset Management, L.P. (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(8)	Letter Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

(9)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(10)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(11)	Amendment dated December 10, 2018 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

(12)	Amendment dated July 12, 2019 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Registrant and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 20, 2019)

(13)	Amendment dated December 13, 2019 to the Fund Administration and Accounting Agreement dated April 28, 2016 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Registrant and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 281 to the Trust’s registration statement, SEC File No. 333-200933, filed July 6, 2020)

(14)	Expense Limitation Agreement between Registrant and Goldman Sachs Asset Management, L.P. relating to Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s registration statement, SEC File No. 333-200933, filed July 6, 2017)

(15)	Letter Amendment dated March 10, 2022 to the Transfer Agency and Service Agreement between Registrant, Goldman Sachs ETF Trust II and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 498 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2022)

(16)	Letter Amendment dated March 17, 2022 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust II, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 498 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2022)

(17)	Form of Fund of Funds Investment Agreement (incorporated by reference from Post-Effective Amendment No. 498 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2022)

(18)	Amendment dated October 12, 2023 to the Transfer Agency and Service Agreement between Registrant, Goldman Sachs ETF Trust II and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 618 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2023)

(19)	Amendment dated October 12, 2023 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 618 to the Trust’s registration statement, SEC File No. 333-200933, filed December 27, 2023)

(20)	Amendment dated May 31, 2024 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 672 to the Trust’s registration statement, SEC File No. 333-200933, filed December 26, 2024)

(21)	Amendment dated June 9, 2025 to the Transfer Agency and Service Agreement between Registrant, Goldman Sachs ETF Trust II and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 692 to the Trust’s registration statement, SEC File No. 333-200933, filed June 20, 2025)

(22)	Amendment dated June 9, 2025 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 692 to the Trust’s registration statement, SEC File No. 333-200933, filed June 20, 2025)

	(23)	Amendment dated April 10, 2026 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 721 to the Trust’s registration statement, SEC File No. 333-200933, filed May 15, 2026)

	(24)	Amendment dated April 10, 2026 to the Transfer Agency and Service Agreement dated between Registrant, Goldman Sachs ETF Trust II and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 721 to the Trust’s registration statement, SEC File No. 333-200933, filed May 15, 2026)

	(25)	Amendment dated July 6, 2026 to the Transfer Agency and Service Agreement dated between Registrant, Goldman Sachs ETF Trust II and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 724 to the Trust’s registration statement, SEC File No. 333-200933, filed July 10, 2026)

	(26)	Amendment dated July 6, 2026 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Cayman Commodity-MFS, LLC and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 724 to the Trust’s registration statement, SEC File No. 333-200933, filed July 10, 2026)

(i)	Not applicable.

(j)	Not applicable.

(k)	Not applicable.

(l)	Subscription Letter related to Initial Capital provided by The Goldman Sachs Group, Inc. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(m)	Distribution and Service Plan (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(n)	Not applicable.

(p)	(1)	Code of Ethics – Goldman Sachs ETF Trust (incorporated by reference from Post-Effective Amendment No. 310 to the Trust’s registration statement, SEC File No. 333-200933, filed December 28, 2020)

	(2)	Code of Ethics – Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 533 to the Trust’s registration statement, SEC File No. 333-200933, filed April 28, 2023)

	(3)	Code of Ethics – ALPS Distributors, Inc. (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(q)	(1)	Power of Attorney for James A. McNamara (incorporated by reference from Post-Effective Amendment No. 692 to the Trust’s registration statement, SEC File No. 333-200933, filed June 20, 2025)

(2)	Powers of Attorney for Joseph F. DiMaria, Gregory G. Weaver, Cheryl K. Beebe, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Brian J. Wildman (incorporated by reference from Post-Effective Amendment No. 724 to the Trust’s registration statement, SEC File No. 333-200933, filed July 10, 2026)

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Section 6 of the Distribution Agreement between the Registrant and Distributor dated March  26, 2015, provides that the Registrant will indemnify Distributor against certain liabilities, subject to certain conditions. A copy of the Distribution Agreement is incorporated by reference as Exhibit (e), to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased jointly by the Registrant and other registered investment companies for which the trustees and officers serve as such insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as investment adviser to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in their Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, abrdn ETFs, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income + Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, ETF Series Solutions (Vident Series), Financial Investors Trust,

Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Multi-Alternative Income Fund, FS Series Trust, FS MVP Private Markets Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, The Arbitrage Funds, Themes ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund and X-Square Series Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund

Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Brian Schell **	Vice President and Treasurer	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None

Jason White***	Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Eric Theroff^	Assistant Secretary	None

Adam Girard^^	Tax Officer	None

Liza Price	Vice President, Managing Counsel	None

Jed Stahl	Vice President, Managing Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c) Not applicable.

Item 33. Location of Accounts and Records

The Amended and Restated Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records will be in the physical possession of GSAM, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 733 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 2nd day of November, 2026.

GOLDMAN SACHS ETF TRUST
(A Delaware statutory trust)

By:	/s/ Robert Griffith
Robert Griffith,
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara	President, Principal Executive Officer and Trustee	November 2, 2026
James A. McNamara

[2]Joseph F. DiMaria	Treasurer, Principal Financial Officer and Principal Accounting Officer	November 2, 2026
Joseph F. DiMaria

[2]Gregory G. Weaver	Chair and Trustee	November 2, 2026
Gregory G. Weaver

[2]Cheryl K. Beebe	Trustee	November 2, 2026
Cheryl K. Beebe

[2]Dwight L. Bush	Trustee	November 2, 2026
Dwight L. Bush

[2]Kathryn A. Cassidy	Trustee	November 2, 2026
Kathryn A. Cassidy

[2]John G. Chou	Trustee	November 2, 2026
John G. Chou

[2]Joaquin Delgado	Trustee	November 2, 2026
Joaquin Delgado

[2]Eileen H. Dowling	Trustee	November 2, 2026
Eileen H. Dowling

[2]Lawrence Hughes	Trustee	November 2, 2026
Lawrence Hughes

[2]John F. Killian	Trustee	November 2, 2026
John F. Killian

[2]Steven D. Krichmar	Trustee	November 2, 2026
Steven D. Krichmar

[2]Michael Latham	Trustee	November 2, 2026
Michael Latham

[2]Lawrence W. Stranghoener	Trustee	November 2, 2026
Lawrence W. Stranghoener

[2]Brian J. Wildman	Trustee	November 2, 2026
Brian J. Wildman

By:	/s/ Robert Griffith
Robert Griffith,
Attorney-In-Fact

[1] Pursuant to power of attorney previously filed.
[2] Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs ETF Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on September 16, 2026.

RESOLVED, that the Trustees and Officers of the Trusts who may be required to sign the Trusts’ Registration Statements or any amendments thereto be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, Joseph F. DiMaria and Robert Griffith jointly and severally, their attorneys-in-fact, until the earlier of his or her resignation or removal as an officer of the Trusts, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statements under the Securities Act and the 1940 Act of the Trusts and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the SEC and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-government filings, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: November 2, 2026

/s/ Robert Griffith
Robert Griffith,
Secretary

EXHIBIT INDEX

(a)(3)	Form of Amended Schedule A dated September 16, 2026, to the Amended and Restated Declaration of Trust dated September 20, 2022